Companion Life Insurance Company
(A Wholly Owned Subsidiary of
United of Omaha Life Insurance Company)

Statutory Financial Statements as of
December 31, 2020 and 2019, and for the
Years Ended December 31, 2020, 2019, and 2018, Supplemental Schedules as of and for the
Year Ended December 31, 2020, and
Independent Auditors’ Reports

COMPANION LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)
TABLE OF CONTENTS
Page
INDEPENDENT AUDITORS’ REPORT	1–2
STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 AND 2019,
AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018:
Statements of Admitted Assets, Liabilities, and Surplus	3
Statements of Operations	4
Statements of Changes in Surplus	5
Statements of Cash Flows	6–7
Notes to Statutory Financial Statements	8–42
SUPPLEMENTAL SCHEDULES AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2020:
Independent Auditors’ Report on Additional Information	44
Supplemental Schedule of Selected Financial Data	45–49
Supplemental Reinsurance Schedule	50
Supplemental Summary Investment Schedule	51
Supplemental Investment Risks Interrogatories	52–57

Deloitte.	Deloittte & Touche LLP First National Tower 1601 Dodge Street Suite 3100 Omaha, NE 68102-1640 USA Tel: +1 402 346 7788 www.deloitte.com
INDEPENDENT AUDITORS’ REPORT

To the Board of Directors
Companion Life Insurance Company
Hauppauge, New York
We have audited the accompanying statutory-basis financial statements of Companion Life Insurance Company (the “Company”) (a wholly owned subsidiary of United of Omaha Life Insurance Company), which comprise the statutory-basis statements of admitted assets, liabilities, and surplus as of December 31, 2020 and 2019, and the related statutory-basis statements of operations, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2020, and the reated notes to the statutory-basis financial statements.
Management’s Responsibility for the Statutory-Basis Financial Statements
Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by Companion Life Insurance Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services.
The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America; although not reasonably determinable, are presumed to be material.
Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Companion Life Insurance Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.
Opinion on Statutory Basis of Accounting
In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of Companion Life Insurance Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services as described in Note 1 to the statutory-basis financial statements.
/s/ Deloitte
April 9, 2021

COMPANION LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 AND 2019,
AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018
	2020	2019
ADMITTED ASSETS

CASH AND INVESTED ASSETS:
Bonds	$938,739,850	$897,374,083
Preferred stocks	1,423,700	3,700,000
Common stocks — unaffiliated	232,658	519,172
Mortgage loans	61,948,082	69,168,419
Contract loans	35,543,815	36,061,334
Cash and cash equivalents	(2,052,529)	(1,390,082)
Other invested assets	1,083,161	-
Receivable for securities	39,182	338,419

Total cash and invested assets	1,036,957,919	1,005,771,345

INVESTMENT INCOME DUE AND ACCRUED	8,149,847	8,324,317

PREMIUMS DEFERRED AND UNCOLLECTED	9,836,204	9,523,788

NET DEFERRED TAX ASSETS	4,669,837	4,651,081

RECEIVABLES FROM PARENT AND AFFILIATES	14,408,494	3,064,374

REINSURANCE RECOVERABLE	14,345,441	4,507,094

OTHER ASSETS	2,038,791	2,491,193

SEPARATE ACCOUNT ASSETS	63,950,307	69,895,642

TOTAL ADMITTED ASSETS	$1,154,356,840	$1,108,228,834

LIABILITIES AND SURPLUS

LIABILITIES:
Policy reserves:
Reserve for policies and contracts	$941,773,454	$901,026,798
Deposit-type contracts	12,247,992	12,542,989

Total policy reserves	954,021,446	913,569,787

Policy and contract claims	3,654,605	2,013,021
Premiums paid in advance	334,588	336,072
Interest maintenance reserve	2,578,922	62,774
Asset valuation reserve	6,689,668	6,230,500
General expenses and taxes due or accrued	363,491	253,361
Funds held under reinsurance treaties	62,329,535	61,114,561
Payable to parent and affiliates	2,199,795	1,868,499
Current federal income taxes payable	749,391	119,954
Other liabilities	7,247,112	6,183,061
Separate account liabilities	63,950,307	69,895,642

Total liabilities	1,104,118,860	1,061,647,232

SURPLUS:
Capital stock, $400 par value, 5,000 shares authorized, issued, and outstanding	2,000,000	2,000,000
Gross paid-in and contributed surplus	111,650,000	101,650,000
Special surplus and contingency reserve	4,934,298	4,510,630
Unassigned deficit	(68,346,318)	(61,579,028)

Total surplus	50,237,980	46,581,602

TOTAL LIABILITIES AND SURPLUS	$1,154,356,840	$1,108,228,834

See notes to statutory financial statements.

COMPANION LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018

	2020	2019	2018

INCOME:
Net premiums and annuity considerations	$90,820,199	$(23,938,612)	$97,947,517
Net investment income and amortization of IMR	44,121,922	44,473,038	43,165,996
Commissions and expense allowances on
reinsurance ceded	5,988,203	4,283,914	5,829,424

Total income	140,930,324	24,818,340	146,942,937

BENEFITS AND EXPENSES:
Policyholder benefits	73,604,452	72,577,542	72,376,863
Increase (decrease) in reserves	40,746,128	(48,124,814)	40,860,617
Commissions	6,401,487	5,968,288	6,169,574
Operating expenses	22,966,791	13,490,847	25,024,180

Total benefits and expenses	143,718,858	43,911,863	144,431,234

NET INCOME (LOSS) FROM OPERATIONS BEFORE
FEDERAL INCOME TAX AND
NET REALIZED CAPITAL GAIN (LOSS)	(2,788,534)	(19,093,523)	2,511,703

FEDERAL INCOME TAX	1,864,479	1,612,798	486,433

NET INCOME (LOSS) FROM OPERATIONS BEFORE
NET REALIZED CAPITAL GAIN (LOSS)	(4,653,013)	(20,706,321)	2,025,270

NET REALIZED CAPITAL GAIN (LOSS) — Net of federal
income tax (benefit) of $842,119, $924,357, and $(87,623),
and transfers to (from) the interest maintenance reserve of
$2,326,837, $8,863,241, and $(788,556), respectively	(203,818)	1,401,912	(375,063)

NET INCOME (LOSS)	$(4,856,831)	$(19,304,409)	$1,650,207

See notes to statutory financial statements.

COMPANION LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018

	2020	2019	2018

CAPITAL STOCK	$2,000,000	$2,000,000	$2,000,000

GROSS PAID-IN AND CONTRIBUTED SURPLUS:
Balance — beginning of year	101,650,000	101,650,000	101,650,000
Capital contribution	10,000,000	-	-

Balance — end of year	111,650,000	101,650,000	101,650,000

SPECIAL SURPLUS AND CONTINGENCY RESERVE:
Balance — beginning of year	4,510,630	4,103,723	3,725,397
Increases in group contingency life reserve	423,668	406,907	378,326

Balance — end of year	4,934,298	4,510,630	4,103,723

UNASSIGNED DEFICIT:
Balance — beginning of year	(61,579,028)	(51,472,194)	(49,962,652)
Net income (loss)	(4,856,831)	(19,304,409)	1,650,207
Change in:
Net unrealized capital gains (loss) — net of income tax
(benefit) of $(60,168), $33,812, and ($64,988),
respectively	(226,346)	127,201	(244,479)
Net deferred income tax benefit	2,842,538	3,886,272	825,604
Nonadmitted assets	(3,598,663)	(3,634,751)	(2,418,310)
Liability for reinsurance in unauthorized companies	29,803	2,081	86,029
Reserve on account of change in valuation basis	(529)	7,900,040	(858,981)
Asset valuation reserve	(459,168)	(400,713)	(236,364)
Contingency reserves	(423,668)	(406,907)	(378,326)
Other	(74,426)	1,724,352	65,078

Balance — end of year	(68,346,318)	(61,579,028)	(51,472,194)

TOTAL SURPLUS	$50,237,980	$46,581,602	$56,281,529

See notes to statutory financial statements.

COMPANION LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018

	2020	2019	2018

CASH FROM (USED FOR) OPERATIONS:
Net premiums and annuity considerations	$126,116,344	$6,267,936	$130,170,458
Net investment income	45,173,521	45,137,353	43,410,850
Miscellaneous income (loss)	2,118,610	(2,303,326)	922,717
Policyholder benefits	(115,044,182)	(96,236,531)	(99,096,249)
Net transfers from (to) separate accounts	4,634	(1,577)	151
Commissions and operating expenses	(26,358,920)	(25,043,948)	(28,175,894)
Federal income taxes paid (to) from parent	(2,077,161)	(2,692,948)	762,334

Net cash from (used for) operations	29,932,846	(74,873,041)	47,994,367

CASH FROM (USED FOR) INVESTMENTS:
Proceeds from investments sold, matured, or repaid:
Bonds	53,316,950	330,474,992	115,988,838
Stocks	2,276,300	-	-
Mortgage loans	7,218,290	13,889,057	9,946,763
Miscellaneous proceeds	299,238	-	364,749
Cost of investments acquired:
Bonds	(92,423,873)	(287,117,010)	(174,811,689)
Mortgage loans	-	(3,371,971)	-
Other invested assets	(1,083,820)	-	-
Miscellaneous applications	-	(335,861)	(30,002)
Net increase (decrease) in contract loans	519,163	(789,840)	(2,110,739)

Net cash from (used for) investments	(29,877,752)	52,749,367	(50,652,080)

CASH FROM (USED FOR) FINANCING:
Net (decrease) in deposit-type contracts	(294,997)	(3,313,562)	(2,967,128)
Capital and paid-in surplus, less treasury stock	-	-	27,000,000
Other cash provided (applied)	(422,544)	258,582	2,212,538

Net cash from (used for) financing	(717,541)	(3,054,980)	26,245,410

NET CHANGE IN CASH, CASH EQUIVALENTS,
AND SHORT-TERM INVESTMENTS	(662,447)	(25,178,654)	23,587,697

CASH, CASH EQUIVALENTS, AND SHORT-TERM
INVESTMENTS:
Beginning of year	(1,390,082)	23,788,572	200,875

End of year	$(2,052,529)	$(1,390,082)	$23,788,572

			(Continued)

COMPANION LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018

	2020	2019	2018

NON-CASH TRANSACTIONS:
Ceded premium settled through funds withheld	$36,090,020	$33,760,882	$32,943,199

Ceded benefits settled through funds withheld	$32,034,219	$23,887,018	$25,224,878

Bond conversion disposed to bond conversion
acquired	$23,605,951	$2,030,446	$2,460,959

Paid-in surplus through receivable from parent	$10,000,000	$-	$-

Ceded commissions settled through funds withheld	$5,091,130	$4,373,791	$4,677,831

Interest on funds withheld settled through funds
withheld	$2,153,373	$1,996,039	$1,866,445

See notes to statutory financial statements.			(Concluded)

COMPANION LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)
1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations — Companion Life Insurance Company (the “Company”), is a life, accident and health insurance company, domiciled in the State of New York and is a wholly owned subsidiary of United of Omaha Life Insurance Company (“United of Omaha”). United of Omaha, a life, accident and health insurance company, domiciled in the State of Nebraska, is a wholly owned subsidiary of Mutual of Omaha Insurance Company (“Mutual of Omaha”), a mutual life, accident and health insurance company, domiciled in the State of Nebraska.
The Company has insurance licenses to operate in New York, New Jersey, and Connecticut. Principal products and services provided include individual and group life insurance, annuities, and retirement plans. The Company ceased selling new individual life insurance and annuity products in New York in 2018.
The Company holds separate accounts assets which represent funds held for the benefit of contract holders under specific life and annuity contracts. The separate accounts funds are legally insulated from the general account.
Basis of Presentation — The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The State of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) Statutory Accounting Practices (“NAIC SAP”) as the basis of its statutory accounting practices. The Superintendent of the New York State Department of Financial Services has the right to permit other specific practices that may deviate from NAIC SAP. The Company does not utilize any permitted practices but does utilize the following prescribed practices required by the NYFDS:
The NYDFS adopted Statement of Statutory Accounting Principles (“SSAP”) 61 Life, Deposit-type and Accident and Health Reinsurance, with the following addition: If a ceding insurer that receives credit for reinsurance by way of deduction from its reserve liability remits the associated reinsurance premiums for coverage beyond the paid-to-date of the policy, the ceding insurer may record an asset for the portion of the gross reinsurance premium that provides reinsurance coverage for the period from the next policy premium due date to the earlier of: 1) the end of the policy year or 2) the next reinsurance premium due date. The asset shall be admitted as a write-in asset to the extent that the insurer must refund premiums to the ceding insurer in the event of either the termination of the ceded policy or the termination of the reinsurance agreement.
The Company increased policy reserves in compliance with the NYDFS cash flow testing methodology requirements and prescribed conditions for universal life insurance policies with secondary guarantees, which may require greater policy reserves than under NAIC SAP guidelines which are less prescriptive.

The following is a reconciliation of the Company’s net income (loss) and statutory surplus between the State of New York’s prescribed accounting practices and NAIC SAP as of and for the years ended December 31:
	SSAP #		2020	2019	2018

Net Income (Loss), New York basis			$(4,856,831)	$(19,304,409)	$1,650,207
NAIC Model 830 and Actuarial Guideline 38/Regulation 147 -
NYDFS Interpretation and Special Considerations	51	R	3,100,000	7,344,000	29,500,000
New York Circular Letter 11	61	R	1,364,657	4,925	(75,107)
Regulation 147 - Premium Deficiency Due to NYDFS
Implied Guarantee Interpretation on Group Term Life	51	R	-	189	250,000

Net Income (Loss), NAIC SAP			$(392,174)	$(11,955,295)	$31,325,100

Statutory Surplus, New York basis			$50,237,980	$46,581,602	$56,281,529
NAIC Model 830 and Actuarial Guideline 38/Regulation 147 -
NYDFS Interpretation and Special Considerations	51	R	30,600,000	29,055,000	39,500,000
New York Circular Letter 11	61	R	4,498,616	3,133,959	3,129,033
Regulation 147 - Premium Deficiency Due to NYDFS
Implied Guarantee Interpretation on Group Term Life	51	R	-	4,500	800,000

Statutory Surplus, NAIC SAP			$85,336,596	$78,775,061	$99,710,562

The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The most significant differences include:
a.
Bonds are generally stated at amortized cost, while under GAAP, they may be stated at amortized cost or fair value. Exchange Traded Funds, eligible for bond reporting by the NAIC Securities Valuation Office (“SVO Identified Funds-ETFs”), are stated at fair value and classified as bonds, while under GAAP, they are stated at fair value and classified as equity.

b.
An other-than-temporary impairment (“OTTI”) exists for NAIC SAP on a loan-backed or structured security if fair value is less than the amortized cost basis and the Company has the intent to sell, does not have the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis, or the Company does not expect to recover the entire amortized cost basis. For all other securities on an NAIC SAP basis, an OTTI is recognized if it is probable that the reporting entity will be unable to collect all amounts due according to the contractual terms of the security in effect at the date of acquisition or since the last OTTI. An OTTI exists for GAAP if a security’s fair value is less than amortized cost and if the Company has the intent to sell, it is more likely than not that the Company will be required to sell before the recovery of the amortized cost basis, or if the Company does not expect to recover the entire amortized cost of the security.

c.	Investments in preferred stocks are generally stated at amortized cost, while under GAAP, preferred stocks are stated at their estimated fair value.

d.
Acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred, while under GAAP, to the extent associated with successful sales and recoverable from future policy revenues, are deferred and amortized to income as premiums are earned or in relation to estimated gross profits.

e.	NAIC SAP requires an amount to be recorded for deferred taxes as a component of surplus; however, there are limitations as to the amount of deferred tax assets (“DTA”) that may be reported as admitted assets that are not applicable under GAAP. Federal income tax provision is required on a current basis for the statutory statements of operations, the same as for GAAP.
f.
NAIC SAP policy reserves for life insurance contracts and annuities are based on mortality, lapse, and interest assumptions prescribed or permitted by state statutes. The effect on reserves, if any, due to a change in valuation basis, is recorded directly to unassigned surplus rather than included in the determination of net gain (loss) from operations. GAAP policy reserves are based on the Company’s estimates of morbidity, mortality, lapse, and interest assumptions.

g.	The asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established only on the statutory financial statements.
h.
Assets are reported under NAIC SAP at admitted asset value and nonadmitted assets are excluded through a charge to surplus, while under GAAP, nonadmitted assets are reinstated to the balance sheet, net of any valuation allowance.

i.
Premium receipts and benefits on universal life-type contracts and deferred annuities are recorded as income and expense under NAIC SAP. Under GAAP, revenues on universal life-type contracts and deferred annuities are comprised of contract charges and fees that are recognized when assessed against the policyholder account balance. In addition, certain of the revenue as defined under deposit accounting is deferred and amortized to income over the expected life of the contract using the product’s estimated gross profits, similar to acquisition costs. Premium receipts and benefits paid are considered deposits and withdrawals, respectively, and are recorded as or against interest-bearing liabilities.

j.	Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP, they are reported as an asset.
k.	Comprehensive income and its components are not presented on the statutory financial statements.
l.
For loss contingencies, when no amount within management’s estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued. Under GAAP, the minimum amount in the range is accrued.

m.
Gains on economic transactions, defined as arm’s-length transactions that result in the transfer of the risks and rewards of ownership, with related parties are recognized and deferred in surplus under NAIC SAP rather than deferred until the assets are sold to third parties as required under GAAP.

Reclassifications — Certain amounts in the prior period statutory financial statements have been reclassified to conform to the presentation of the current period statutory financial statements. These classifications had no effect on the previously reported financial results.
Use of Estimates — The preparation of statutory financial statements in accordance with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the statutory financial statements and reported amounts of revenues and expenses during the reporting period. The most significant estimates and assumptions include those used in determining investment valuation in the absence of quoted market values, impairments, reserves for policies and contracts, policy and contract claims, and deferred taxes. Actual results could differ from those estimates.

The process of determining fair value and recoverability of an asset relies on projections of future cash flows, operating results, and market conditions. Projections are inherently uncertain, and accordingly, actual future cash flows may differ materially from projected cash flows. As a result, the Company’s asset valuations are susceptible to the risk inherent in making such projections.
Due to the length and complexity of annuity and life insurance contracts and the risks involved, policy reserves calculated using regulatory prescribed methods and assumptions are often not closely related to the economic liability for the benefits and options promised to policyholders. Reserves are determined using prescribed mortality tables and interest rate assumptions. Prescribed lapse assumptions are permitted on certain universal life-type contracts. Certain guarantees embedded in the contracts are defined formulaically. Actual mortality, lapse, interest rates, and the nature of the guarantees will differ from prescribed assumptions and definitions.
The World Health Organization declared the spread of the COVID-19 virus as a pandemic on March 11, 2020. The pandemic and actions taken against it globally in response have disrupted business activities throughout the world through 2020 and will continue into 2021. As events and responses continue to rapidly evolve, it is not possible to reliably estimate the severity of these events on the Company’s future statutory financial statements. The Company believes it has the ability to sustain its operations, maintain adequate liquidity and capital levels, and meet all obligations of policyholders as of the date of these statutory financial statements.
Investments — Investments are reported according to valuation procedures prescribed by the NAIC. Bonds are stated at amortized cost using the effective yield method, except for certain bonds with an NAIC designation of 6, which are stated at the lower of amortized cost or fair value. The use of fair value may cause some of the loan-backed securities previously designated as NAIC 6 to be reassigned to a different designation. SVO Identified Funds-ETFs, captured within the scope of Statement of Statutory Accounting Principles (“SSAP”) 26R Bonds, are eligible for bond reporting. The Company has elected to value SVO Identified Funds-ETFs at fair value.
Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective or prospective method based on anticipated prepayments from the date of purchase. Prepayment assumptions for loan-backed securities are based on information obtained from brokers or internal estimates based on original term sheets, offer memoranda, historical performance, or other forecasts. Changes in estimated cash flows due to changes in estimated prepayments are accounted for using the prospective method for impaired securities and securities valued based on an index, and the retrospective method for all other securities.
Preferred stocks, redeemable and perpetual, are stated at amortized cost; except for preferred stocks that are NAIC rated 4 through 6, which are stated at the lower of amortized cost or fair value.
Common stocks of unaffiliated companies are generally stated at fair value.
Mortgage loans held for investment are stated at the aggregate unpaid principal balance adjusted for unamortized premium or discount, except impaired loans. Impaired loans are stated at the lower of amortized cost or fair value of the loan determined by the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price, or fair value of the collateral less cost to sell if collateral dependent. Interest income is accrued on the unpaid principal balance based on the loan’s contractual interest rate. The Company records a reserve for losses on mortgage loans as part of the AVR.

The Company calculates specific reserves on loans identified individually as impaired. Loans evaluated individually are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect principal or interest amounts according to the contractual terms of the loan agreement. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan’s contractual interest rate until the loan is placed in non-accrual status. Cash payments on loans where accrual of interest has ceased are applied directly to the unpaid principal balance until such time as management determines that it is probable all principal amounts will be recovered.
Loans are reviewed on an individual basis to identify charge-offs. Charge-offs, net of recoveries, are deducted from the allowance. Mortgage loans are considered past due if the required principal and interest payments have not been received when contractually due. All mortgage loans are in non-accrual status when payments are determined to be uncollectible. Mortgage loans are returned to accrual status when all the principal and interest amounts contractually due have been brought current and future payments are reasonably assured.
A mortgage loan is considered a troubled debt restructuring (“TDR”) if the borrower is experiencing financial difficulties and the Company has granted a concession it would not otherwise consider. A TDR typically involves a modification of terms such as a change of the interest rate to a below market rate, a forgiveness of principal or interest, an extended repayment period (maturity date) at a contractual interest rate lower than the current interest rate for new debt with similar risk, or capitalization and deferral of interest payments.
Contract loans are stated at the unpaid principal balance plus any accrued interest which is 90 days or more past due.
Cash equivalents are highly-liquid debt securities whose remaining maturities at the time of acquisition is three months or less. Cash equivalents, including money market mutual funds, are stated at cost, which approximates fair value.
Short-term investments include related party notes, if applicable, and investments whose remaining maturities at the time of acquisition are three months to one year and are stated at cost, which approximates fair value.
Other invested assets consist of a surplus note which is stated at amortized cost. As of December 31, 2020, the Company’s investment in surplus notes was $1,083,161. The Company did not have any other invested assets as of December 31, 2019.
The Company may receive warrants in the course of bond restructuring that once exercised can be converted to common stocks. The Company does not consider warrants as hedges, so changes in fair value of the options are included in net unrealized capital gains (losses), a component of unassigned surplus. The Company does not have derivatives as of December 31, 2020 and 2019.
Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended when securities are in default or when the receipt of interest payments is in doubt. Realized capital gains (losses) on the sale of investments are determined on the specific identification basis.

Investment income due or accrued for which it is probable the balance is uncollectible is written off and charged to investment income. Investment income due or accrued deemed collectible on mortgage loans in default that is more than 180 days past due is nonadmitted. All other investment income due or accrued deemed collectible that is more than 90 days past due is nonadmitted.
Separate Accounts — The assets of the separate accounts on the statutory statements of admitted assets, liabilities, and surplus are stated at fair value and consist primarily of mutual funds held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts. Separate account assets are segregated and are not subject to claims that arise out of any other business of the Company. Deposits and premiums received from and benefits paid to separate account contract holders are reflected on the statutory statements of operations, net of reinsurance, but are offset by transfers to and from the separate account. Mortality, policy administration, and surrender charges from all separate accounts are included in other income.
Policy Reserves — Policy reserves include life insurance and annuity reserves and reserves for deposit-type contracts.
Life insurance reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future net premiums on policies in force. Such reserves are valued using the Commissioners’ Reserve Valuation Method, a net level premium method, or other modified reserve methods. Interest rates range from 2.50% to 5.50% for the years ended December 31, 2020 and 2019. Reserves for individual fixed annuities and life contingent supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method, a net level premium method, with appropriate statutory interest and mortality assumptions. Interest rates range from 3.50% to 9.25% for the year ended December 31, 2020, and 3.00% to 9.25% for the year ended December 31, 2019. Group annuity reserves are valued using a net single premium method with appropriate statutory interest and mortality assumptions. Interest rates range from 0.75% to 5.25% for the year ended December 31, 2020 and 2.25% to 5.25% for the year ended December 31, 2019.
Reserves for deposit-type contracts are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. Reserves for annuities certain and non-life contingent supplementary contracts in payout status without life contingencies are calculated using a net level premium method. Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as described in the NAIC instructions or from the basic data for such items. Tabular Interest on funds not involving life contingencies is equal to the end of year reserve balance, less beginning of year reserve balance, less deposits received during the year, less other net change in reserves, plus fees and other charges assessed, plus surrender charges, plus net surrender and withdrawal payments, plus other net transfers to or from separate accounts.
Claim Reserves — Claim reserves include the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. Such reserves are based on the statutory interest and claim termination rates based on either industry or a blend of the Company and industry experience in compliance with statutory requirements. Revisions of these estimates are reflected in operations in the year they are made. Claim adjustment expenses are accrued and included in general expenses and taxes due or accrued.
Reinsurance — In the normal course of business, the Company cedes insurance business in order to limit its maximum loss, provide greater diversification of risk, minimize exposures on larger risks and manage capital. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations. Amounts recoverable from reinsurers are reviewed for collectibility and length of time overdue on a quarterly basis. Amounts deemed uncollectible are written off through a charge to the statutory statements of operations when the uncollectibility of amounts recoverable from reinsurers is confirmed. Amounts that are overdue are nonadmitted as required. Balances are included on the statutory statements of admitted assets, liabilities, and surplus and the statutory statements of operations, net of reinsurance, except for commissions and expense allowances on reinsurance ceded which are shown as income.
Amounts recoverable from reinsurers are based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the amounts recoverable are appropriately established.
Premiums due to affiliates under reinsurance agreements are reported as negative uncollected premiums on the statutory statements of admitted assets, liabilities, and surplus.
Federal Income Taxes — The provision for income taxes includes amounts paid and accrued. The Company is subject to income tax in the U.S. and several state jurisdictions. Significant judgments and estimates are required in the determination of the Company’s income tax expense, DTAs, and deferred tax liabilities (“DTL”).
Deferred taxes are recognized to the extent there are differences between the statutory and tax basis of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and DTLs is recognized in surplus in the period that includes the enactment date. Deferred taxes are also recognized for carryforward items including net operating loss, capital loss, and charitable contributions. NAIC SAP requires that temporary differences and carryforward items be identified and measured. Deductible temporary differences and carryforward amounts that generate tax benefits when they reverse or are utilized are tax affected in determining the DTA. Taxable temporary differences include items that will generate tax expense when they reverse and are tax affected in determining the DTL.
In the determination of the amount of the DTA that can be recognized and admitted, the NAIC SAP requires that DTAs be limited to an amount that is expected to be realized in the future based on an analysis of the Company’s temporary differences, past financial history, and future earnings projections. The net admitted DTA shall not exceed the excess of the adjusted gross DTA over the gross DTL. The adjusted gross DTA shall be admitted based upon three separately determined components: i) an amount of taxes paid in prior years which may be recovered through loss carrybacks of existing temporary differences that are expected to reverse within three years from the reporting date; ii) an amount that is limited to the lesser of future deductible temporary differences and carryforward amounts that are expected to be realized within three years from the reporting date, or 15% of adjusted capital and surplus; and iii) an amount where the adjusted gross DTA equals the DTL.
The Company records uncertain tax positions in accordance with NAIC SAP for those instances where it determines that a tax loss contingency meets a more-likely-than-not threshold based on the technical merits. If the estimated loss contingency is greater than 50% of the tax benefit originally recognized, the entire benefit originally recognized is reported as the tax loss contingency. The Company recognizes interest accrued related to uncertain tax positions and penalties as federal income tax expense. The liability for uncertain tax positions and the associated interest liability, if any, are included in current federal income tax payable on the statutory statements of admitted assets, liabilities, and surplus.
Asset Valuation Reserve and Interest Maintenance Reserve — The Company establishes certain reserves under NAIC guidelines. The AVR is determined by formula and is based on the Company’s investments in bonds, preferred stocks, common stocks, mortgage loans, and short-term investments.

This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains (losses), other than those resulting from interest rate changes, are credited or charged to the AVR.
The IMR is used to defer realized capital gains (losses), net of tax, on sales of bonds and certain other investments that result from interest rate changes. These gains (losses) are then amortized into investment income over what would have been the remaining years to maturity of the underlying investments. Losses in excess of gains are recorded as an asset and nonadmitted.
Premiums and Annuity Considerations and Related Commissions — Life premiums are recognized as income over the premium-paying period of the policies. Annuity considerations are recognized as income when received. Considerations received on deposit-type funds, which do not contain any life contingencies, are recorded directly to the related liability. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.
Nonadmitted Assets — Certain assets designated as nonadmitted assets, principally net deferred tax assets and suspense items, are excluded from the statutory statements of admitted assets, liabilities, and surplus. The net change in such assets is charged or credited directly to unassigned surplus.
Vulnerability Due to Certain Risks and Concentrations — The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:
Mortality risk is the risk that experience is unfavorable compared to Company assumptions due to misestimation in setting assumption, catastrophic risk (e.g. pandemic), volatility, and changes in trend. The Company mitigates this risk through reinsurance programs, adherence to strict underwriting guidelines, monitoring underwriting exceptions, and a formal assumption review and approval process.
Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company monitors economic and regulatory developments that have the potential to impact its business.
Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s investments or cause changes in policyholder behavior resulting in changes in asset or liability cash flows. The Company mitigates this risk through various asset-liability management techniques, including duration matching and matching the maturity schedules of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.
Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers who owe the Company money, will not pay. The Company has policies regarding the financial stability and credit standing of its counterparties. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.
Liquidity risk is the risk that a given security or asset cannot be traded quickly enough in the market to prevent a loss, generate cash to meet funding requirements or make a required profit. The Company has established an appropriate liquidity risk management framework to evaluate current and future funding and liquidity requirements. Future liquidity requirements are projected on a regular basis as part of the financial planning process.

Fair Value — Financial assets and liabilities have been categorized into a three-level fair value hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:
Level 1 — Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available.
Level 2 — Fair value is based on significant inputs that are observable for the asset or liability, either directly or indirectly, through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities and validated or determined through use of valuation methodologies using observable market inputs.
Level 3 — Fair value is based on significant unobservable inputs for the asset or liability. These inputs reflect assumptions about what market participants would use in pricing the asset or liability. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, and other similar techniques.
Other-Than-Temporary Declines in Fair Value — The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. Some factors considered in evaluating whether or not a decline in fair value is other-than-temporary include the Company’s ability and intent to retain the investment for a period of time sufficient to allow for a recovery in value, the Company’s intent to sell the investment at the reporting date, and the financial condition and prospects of the issuer.
The Company recognizes OTTI of bonds not backed by loans when it is either probable that the Company will not collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition or when the Company has made a decision to sell the bond prior to its maturity at an amount below its amortized cost. When an OTTI is recognized, the bond is written down to fair value and the amount of the write down is recorded as a realized capital loss on the statutory statements of operations.
For loan-backed securities, OTTI is recognized when fair value is less than the amortized cost basis and the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery. When an OTTI is recognized because the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery, the amortized cost basis of the loan-backed security is written down to fair value and the amount of the write-down is recorded as a realized capital loss on the statutory statements of operations.
If the Company does not have the intent to sell and has the intent and ability to retain the investment until recovery, OTTI is recognized when the present value of future cash flows discounted at the security’s effective interest rate is less than the amortized cost basis as of the balance sheet date. When an OTTI is recognized, the loan-backed security is written down to the discounted estimated future cash flows and is recorded as a realized capital loss on the statutory statements of operations.

The Company recognizes OTTI of stocks for declines in value that are other-than-temporary and reports those adjustments as realized capital losses on the statutory statements of operations.
The Company performs a monthly analysis of the prices received from third parties to assess if the prices represent a reasonable estimate of fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals.
Accounting Pronouncements — During 2019, the NAIC issued revisions to SSAP 61R Life, Deposit-Type and Accident and Health Reinsurance effective in 2020 that require additional disclosures about the transfer of risk within reinsurance agreements. See Supplemental Reinsurance Schedule for the required disclosures.
During 2020, the NAIC issued revisions to SSAP 2R Rolling Short-term Investments effective in 2020 to incorporate additional concepts that prevent entities from classifying related-party or affiliated investments that are expected to be renewed (rolled) continuously for subsequent years that do not meet certain qualifications as a cash equivalent or a short-term investment. The Company’s affiliated lending agreements meet the qualifications to continue to classify them as short-term investments. See Note 6 for the associated disclosures.
During 2020, the NAIC issued an interpretation that adopts, with modification to reject concepts that are not consistent with statutory accounting principles, Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting issued by the Financial Accounting Standards Board. The guidance provides optional expedients and exceptions for applying statutory accounting principles to contracts, hedging relationships and other transactions that reference a rate expected to be discontinued due to reference rate reform. Additionally, the guidance reduces the operational and financial impacts of contract modifications that replace a reference rate, such as London Interbank Offered Rate (LIBOR), affected by reference rate reform. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions. The Company has investment securities and funding agreements that reference LIBOR. The implementation of this guidance did not impact any of these instruments. The Company does not hold any derivatives accounted for as hedges that reference LIBOR or another rate expected to be discontinued due to reference rate reform. There was no impact on the statutory financial statements as a result of the adoption of this guidance.

2.	INVESTMENTS

Bonds — The carrying value and estimated fair value of investments in bonds, including loan-backed securities, by type, and redeemable preferred stocks, as of December 31, were as follows:
		Gross	Gross
		Unrealized	Unrealized	Estimated
	Carrying	Capital	Capital	Fair
2020	Value	Gains	Losses	Value

Industrial and miscellaneous	$807,837,968	$127,401,331	$1,041,741	$934,197,558
Political subdivision	5,000,000	22,610	-	5,022,610
Hybrid securities	998,407	69,300	-	1,067,707
Special revenue/assessment obligations	90,589,049	9,893,102	27,060	100,455,091
U.S. government	34,314,426	3,852,615	-	38,167,041

Total bonds	938,739,850	141,238,958	1,068,801	1,078,910,007

Redeemable preferred stocks	1,423,700	169,648	-	1,593,348

Total	$940,163,550	$141,408,606	$1,068,801	$1,080,503,355

		Gross	Gross
		Unrealized	Unrealized	Estimated
	Carrying	Capital	Capital	Fair
2019	Value	Gains	Losses	Value

Industrial and miscellaneous	$789,122,925	$59,637,668	$940,499	$847,820,094
Special revenue/assessment obligations	72,556,456	6,784,001	-	79,340,457
U.S. government	35,694,702	2,589,093	-	38,283,795

Total bonds	897,374,083	69,010,762	940,499	965,444,346

Redeemable preferred stocks	3,700,000	268,003	-	3,968,003

Total	$901,074,083	$69,278,765	$940,499	$969,412,349
There were no bonds with an NAIC designation of 6 as of December 31, 2020 and 2019.
The Company’s bond portfolio was primarily comprised of investment grade securities. Based upon designations by the NAIC, investment grade bonds comprised 98% and 99% of the carrying value of the Company’s total bond portfolio as of December 31, 2020 and 2019, respectively.

The carrying value and estimated fair value of bonds and redeemable preferred stocks as of December 31, 2020, by contractual maturity, are shown below. Actual maturities may differ as a result of prepayments by the issuer. MBS and other ABS, which provide for periodic payments throughout their lives, are listed separately.

	Carrying	Estimated
	Value	Fair Value

Due in one year or less	$16,962,480	$17,203,702
Due after one year through five years	108,527,083	117,980,095
Due after five years through ten years	162,989,951	184,305,429
Due after ten years	465,647,758	558,736,231

	754,127,272	878,225,457

MBS and other ABS	186,036,278	202,277,898

Total	$940,163,550	$1,080,503,355
Aging of unrealized capital losses on the Company’s investments in bonds as of December 31, was as follows:
	Less than One Year		One Year or More		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair	Capital	Fair	Capital	Fair	Capital
2020	Value	Losses	Value	Losses	Value	Losses

Industrial and miscellaneous	$27,321,606	$1,041,741	$-	$-	$27,321,606	$1,041,741
Special revenue/assessment obligations	1,972,956	27,060	-	-	1,972,956	27,060

Total	$29,294,562	$1,068,801	$-	$-	$29,294,562	$1,068,801

	Less than One Year		One Year or More		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair	Capital	Fair	Capital	Fair	Capital
2019	Value	Losses	Value	Losses	Value	Losses

Industrial and miscellaneous	$44,113,086	$689,419	$5,407,553	$251,080	$49,520,640	$940,499

Total	$44,113,086	$689,419	$5,407,553	$251,080	$49,520,640	$940,499
As described in Note 1, the Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. As of December 31, 2020, no securities were in an unrealized capital loss position one year or more. As of December 31, 2020, 24 securities were in an unrealized capital loss position less than one year with an average credit rating of A3 and were 78% investment grade.

Proceeds from sales or disposals of bonds and the components of bonds net realized capital gains (losses) for the years ended December 31, were as follows:
	2020	2019	2018

Proceeds from sales or disposals:
Bonds	$51,846,078	$299,264,681	$79,762,970

Net realized capital gains (losses):
Bonds:
Gross realized capital gains from sales or other disposals	$3,014,209	$12,221,307	$1,069,815
Gross realized capital losses from sales or other disposals	(42,598)	(1,010,525)	(547,772)
OTTI losses	(6,472)	-	(1,434,120)

Net realized capital gains (losses)	$2,965,139	$11,210,782	$(912,077)
Bond income due and accrued of $203,987 and $171,300, related to bonds in default was excluded from investment income during the years ended December 31, 2020 and 2019, respectively. The net realized capital losses shown above resulted in no IMR liability to be recognized as of December 31, 2018.
Mortgage Loans — The Company invests in mortgage loans collateralized principally by commercial real estate throughout the U.S. The Company’s investments in mortgage loans are held through a participation agreement with United of Omaha. All of the Company’s mortgage loans are managed as one class and portfolio segment: commercial loans. During 2020, there were no commercial loans purchased. During 2019, the minimum and maximum lending rates for commercial mortgage loans were 3.3% and 5.1%, respectively. During 2020 and 2019, the maximum percentage of any one commercial loan to the value of the collateral security at the time of the loan, exclusive of insured guaranteed or purchase money mortgages was 68% and 69%, respectively.
There were no realized capital losses related to mortgage loans for the year ended December 31, 2020. Net realized capital losses for the years ended December 31, 2019, and 2018 included losses of $180,014, and $356,907, respectively, resulting from impairments of mortgage loans.
The Company’s mortgage loan portfolio includes 19 loan originators as of December 31, 2020 and December 31, 2019, respectively. Mortgage loan participations purchased from one loan originator comprise 27% and 28% of the portfolio book value as of December 31, 2020 and 2019, respectively. The properties collateralizing mortgage loans are geographically dispersed throughout the U.S., with the largest concentrations in Ohio as of December 31, 2020, and California as of December 31, 2019, with 14% and 15% of the portfolio, respectively.
Credit Quality Indicators — For purposes of monitoring the credit quality and risk characteristics, the Company considers the current debt service coverage, loan to value ratios, leasing status, average rollover, loan performance, guarantees, and current rents in relation to the markets. The debt service coverage ratio compares a property’s cash flow to amounts needed to service the principal and interest due under the loan. The credit quality indicators are updated annually or more frequently if conditions warrant based on the Company’s credit monitoring process.
The Company participates or is a co-lender in mortgage loan agreements with other lenders for commercial mortgage loans. These amounts were $26,315,977 and $30,968,765 as of December 31, 2020 and 2019, respectively. The Company was not subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2020 and 2019.

The recorded investment (defined as the aggregate unpaid principal balance adjusted for unamortized premium or discount) in mortgage loans, by credit quality profile, as of December 31, was as follows:
	Debt Service Coverage Ratios
2020	>1.20x	1.00x–1.20	x	<1.00x	Total

Loan-to-value ratios:
Less than 65%	$55,746,968	$3,988,176		$944,261	$60,679,405
65% to 75%	1,268,677	-		-	1,268,677
Greater than 75%	-	-		-	-

Total	$57,015,645	$3,988,176		$944,261	$61,948,082

	Debt Service Coverage Ratios
2019	>1.20x	1.00x–1.20	x	<1.00x	Total

Loan-to-value ratios:
Less than 65%	$63,046,204	$3,984,057		$844,314	$67,874,575
65% to 75%	1,293,844	-		-	1,293,844
Greater than 75%	-	-		-	-

Total	$64,340,048	$3,984,057		$844,314	$69,168,419
Non-Accrual and Past Due Loans — The Company had no loans in non-accrual status as of December 31, 2020 and 2019. The Company’s loans were in current status as of December 31, 2020 and 2019. There was no recorded investment for loans where the interest rate was reduced as of December 31, 2020. The recorded investment for loans where the interest rate was reduced was $794,686 as of December 31, 2019. The number of loans impacted, and the average interest rate reduction was 1 loan and 0.63%, respectively, for the year ended December 31, 2019.
Impaired Loans — The Company did not impair any mortgage loans during or as of December 31, 2020. As of December 31, 2019, the Company did not have any impaired mortgage loans. For the year ended December 31, 2019, the Company had an average recorded investment of $629,752 for which it recognized interest income of $49,500 and received interest of $54,863.
The Company had no allowance for credit losses as of December 31, 2020 and 2019.
Restricted Assets — Information related to the Company’s investment in restricted assets as of December 31, was as follows:
Percentage
Admitted
		Total	Gross	Restricted
	Gross	Admitted	Restricted	to Total
	Restricted	Restricted	to Total	Admitted
2020	Assets	Assets	Assets	Assets

On deposit with states	$ 228,709	$ 228,709	0.02%	0.02%

2019

On deposit with states	$ 228,460	$ 228,460	0.02%	0.02%

Net Investment Income and Amortization of IMR — The sources of net investment income for the years ended December 31, were as follows:
	2020	2019	2018

Bonds	$39,619,235	$39,681,658	$37,999,950
Preferred stocks	130,297	184,912	112,304
Mortgage loans	3,491,817	3,187,846	3,648,708
Contract loans	1,911,050	1,931,972	1,815,368
Cash and cash equivalents	11,098	214,763	407,780
Short-term investments	29,614	266,577	55,057
Other	30,054	3,147	(47,156)

Gross investment income	45,223,165	45,470,875	43,992,011

Amortization of IMR	(189,311)	9,004	71,330
Investment expenses	(911,932)	(1,006,841)	(897,345)

Net investment income and
amortization of IMR	$44,121,922	$44,473,038	$43,165,996

3.	STRUCTURED SECURITIES
The carrying value and estimated fair value of structured securities, by type, as of December 31, were as follows:
		Gross	Gross
		Unrealized	Unrealized	Estimated
	Carrying	Capital	Capital	Fair
2020	Value	Gains	Losses	Value

MBS:
Commercial	$ 40,826,021	$ 4,159,116	$ -	$ 44,985,137
Residential	88,690,215	9,532,010	-	98,222,225

	129,516,236	13,691,126	-	143,207,362

Other ABS	56,520,042	2,957,939	407,445	59,070,536

Total	$ 186,036,278	$ 16,649,065	$ 407,445	$ 202,277,898

		Gross	Gross
		Unrealized	Unrealized	Estimated
	Carrying	Capital	Capital	Fair
2019	Value	Gains	Losses	Value

MBS:
Commercial	$ 42,782,085	$ 2,709,380	$ -	$ 45,491,465
Residential	91,961,151	7,057,292	71,946	98,946,497

	134,743,236	9,766,672	71,946	144,437,962

Other ABS	46,990,396	2,134,538	74,787	49,050,147

Total	$ 181,733,632	$ 11,901,210	$ 146,733	$ 193,488,109

Aging of unrealized capital losses on the Company’s structured securities as of December 31, was as follows:
	Less than One Year			One Year or More			Total
		Gross			Gross			Gross
	Estimated	Unrealized		Estimated	Unrealized		Estimated	Unrealized
	Fair	Capital		Fair	Capital		Fair	Capital
2020	Value	Losses		Value	Losses		Value	Losses

MBS:
Other ABS	$ 8,156,563	$ 407,445		$ -	$ -		$ 8,156,563	$ 407,445

Total	$ 8,156,563	$ 407,445	#	$ -	$ -	#	$ 8,156,563	$ 407,445

	Less than One Year		One Year or More		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair	Capital	Fair	Capital	Fair	Capital
2019	Value	Losses	Value	Losses	Value	Losses

MBS:
Residential	$ 6,052,029	$ 71,946	$ -	$ -	$ 6,052,029	$ 71,946
Other ABS	4,592,013	40,884	1,135,906	33,903	5,727,919	74,787

Total	$ 10,644,042	$ 112,830	$ 1,135,906	$ 33,903	$ 11,779,948	$ 146,733
A portion of the Commercial and Residential MBS portfolio is backed by collateral guaranteed or insured by a government agency. As of December 31, 2020 and 2019, 79% and 78%, respectively, of the carrying value of Residential MBS portfolio was guaranteed by a government agency. As of December 31, 2020 and 2019, 69% and 68%, respectively, of the carrying value of Commercial MBS portfolio was guaranteed by a government agency.
The aggregate amount of prepayment penalties and acceleration fees in bonds including loan-backed and structured securities recognized in investment income as of December 31, 2020 and 2019 was $2,495,047 and $622,106 from 5 and 10 CUSIPs, respectively.
OTTI is recognized based on the Company’s intent to sell, inability to hold to maturity, and when the present value of future cash flows is expected to be less than amortized cost of the security. There was no OTTI on loan-backed and structured securities related to the intent to sell or inability to hold to maturity during 2020 or 2019. All of the Company’s OTTI on loan-backed and structured securities during 2020 were based on the present value of future cash flows expected to be less than amortized cost of the security as shown in the following table:
Amortized Cost
	Basis Before	Present Value		Amortized Cost	Fair Value	Date of Financial
	Current Period	of Projected	Recognized	Basis After	at the Date of	Statement Where
	OTTI	Cash Flows	OTTI	OTTI	Impairment	Reported

CUSIP:
94354KAA8	$2,839,050	$2,832,578	$6,472	$2,832,578	$2,633,524	9/30/2020
The Company had no OTTI on loan-backed and structured securities during 2019.

4.	FAIR VALUE MEASUREMENTS

The categorization of fair value measurements determined on a recurring basis, by input level, as of December 31, was as follows:
	Quoted Prices in	Significant
	Active Markets for	Other	Significant
	Identical Assets	Observable	Unobservable
	or Liabilities	Inputs	Inputs
2020	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks — unaffiliated	$ 232,658	$ -	$ -	$ 232,658
Separate accounts	38,256,868 #	25,656,932	-	63,913,800

Total	$ 38,489,526	$ 25,656,932	$ -	$ 64,146,458

	Quoted Prices in	Significant
	Active Markets for	Other	Significant
	Identical Assets	Observable	Unobservable
	or Liabilities	Inputs	Inputs
2019	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks — unaffiliated	$ 519,172	$ -	$ -	$ 519,172
Separate accounts	42,676,497	27,196,950	-	69,873,447

Total	$ 43,195,669	$ 27,196,950	$ -	$ 70,392,619
A description of the significant inputs and valuation techniques used to determine estimated fair value for assets and liabilities on a recurring basis is as follows:
Level 1 Measurements
Common Stocks-Unaffiliated — These securities are principally valued using the market approach. The valuation of these securities is based principally on observable inputs including quoted prices in active markets.
Separate Accounts — Separate accounts are comprised primarily of money market instruments, mutual funds, and common stocks. Valuation is based on actively traded money market instruments, mutual funds, collective investment trusts, exchange trades funds, and common stocks that have daily quoted net asset values for identical assets that the Company can access.
Level 2 Measurements
Separate Accounts — Separate accounts are comprised primarily of common collective trusts which are valued based on independent pricing services and non-binding broker quotations. The pricing services, in general, employ a market approach to valuing portfolio investments using market prices from exchanges or matrix pricing when quoted prices are not available and other relevant data inputs as necessary. When current market prices or pricing service quotations are not available, the trustees use contractual cash flows and other inputs to value the funds.

Level 3 Measurements
In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are illiquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency to develop the valuation estimates, causing these investments to be classified in Level 3. There were no investments fair valued on a recurring basis classified within Level 3 as of December 31, 2020 and 2019.
The Company did not have any changes in assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the years ended December 31, 2020 and 2019.
Fair Value of Financial Instruments — The carrying value, estimated fair value, and fair value hierarchy level of the Company’s financial instruments as of December 31, were as follows:
	Carrying Value	Estimated Fair Value				Not Practicable
2020			Level 1	Level 2	Level 3	(Carrying Value)

Financial assets:
Bonds	$938,739,850	$1,078,910,007	$-	$1,039,688,822	$39,221,185	$-
Preferred stocks	1,423,700	1,593,348	-	1,593,348	-	-
Common stocks — unaffiliated	232,658	232,658	232,658	-	-	-
Mortgage loans	61,948,082	66,436,699	-	-	66,436,699	-
Contract loans	35,543,815	35,543,815	-	-	-	35,543,815
Cash and cash equivalents	(2,052,529)	(2,052,529)	(2,052,529)	-	-	-
Other invested assets — surplus notes	1,083,161	1,091,538	-	1,091,538	-	-

Financial liabilities:
Deposit-type contracts	12,247,992	12,259,117	-	-	12,259,117	-

	Carrying Value	Estimated Fair Value				Not Practicable
2019			Level 1	Level 2	Level 3	(Carrying Value)

Financial assets:
Bonds	$897,374,083	$965,444,346	$-	$954,599,747	$10,844,599	$-
Preferred stocks	3,700,000	3,968,003	-	3,968,003	-	-
Common stocks — unaffiliated	519,172	519,172	519,172	-	-	-
Mortgage loans	69,168,419	72,025,793	-	-	72,025,793	-
Contract loans	36,061,334	36,061,334	-	-	-	36,061,334
Cash and cash equivalents	(1,390,082)	(1,390,082)	(1,390,082)	-	-	-

Financial liabilities:
Deposit-type contracts	12,542,989	12,479,616	-	-	12,479,616	-
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Fair values of common stocks-unaffiliated are estimated as discussed above.
Bonds — Fair values for bonds, including loan-backed securities, are based on quoted market prices, where available. For bonds for which market values are not readily available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality, and maturity date.

Preferred Stocks — Fair values for preferred stocks are based on market value, where available. For preferred stocks for which market values are not available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality and maturity date.
Mortgage Loans — Fair values for mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.
Other Invested Assets-Surplus Notes — Fair values for other invested assets-surplus notes are based on quoted market prices for similar assets.
Contract Loans — Contract loans are stated at the aggregate unpaid balance plus any accrued interest which is 90 days or more past due. It is not practicable to determine fair value as contract loans are often repaid by reducing the policy benefits and have variable maturity dates. As of December 31, 2020 and 2019, the effective interest rate was 5.41% and 5.45%, respectively.
Cash and Cash Equivalents — The carrying amount for cash and other cash equivalents approximates fair value.
Deposit-Type Contracts — Fair values of Guaranteed Interest Contracts, annuities, and supplementary contracts without life contingencies in payout status are estimated by calculating an average present value of expected cash flows over a broad range of interest rate scenarios using the current market risk-free interest rates adjusted for spreads required for publicly traded bonds issued by comparably rated insurers. The carrying amount for all other deposit-type contracts approximates fair value.
5.	INCOME TAXES
The Company is part of an affiliated group of corporations that files a consolidated U.S. Corporate Income Tax Return. As of December 31, 2020, the Company’s federal income tax return was consolidated with the following affiliates: Mutual of Omaha; Mutual of Omaha Holdings, Inc. and its subsidiaries; Mutual of Omaha Medicare Advantage Company; Omaha Financial Holdings, Inc. and certain of its subsidiaries including Mutual Community Development Company, OMAFIN, Inc., and Mutual of Omaha Mortgage, Inc. (formerly Synergy One Lending, Inc.); Omaha Health Insurance Company; Omaha Supplemental Insurance Company; United of Omaha; Medicare Advantage Insurance Company; Mutual of Omaha Structured Settlement Company; Omaha Reinsurance Company; United World Life Insurance Company; and Mutual of Omaha Bank. On January 1, 2020, Omaha Financial Holdings, Inc. sold Mutual of Omaha Bank to a third party. The Company also files state income tax returns in certain jurisdictions.
Federal income tax is allocated between the members of the consolidated return pursuant to a written agreement approved by the Board of Directors. The Company’s provision for federal income tax incurred is based on a separate return calculation wherein the current tax benefit for net operating losses, capital losses, charitable contributions, and credits are not included until such would have been recognized on a separate company basis.
On December 22, 2017, the Tax Cuts and Jobs Act (“Act”) was signed into law. The Act included numerous changes, including a permanent reduction in the federal corporate income tax rate from 35% to 21%.
There were no deposits admitted under Section 6603 of the Internal Revenue Service Code.

Federal income tax benefit incurred for the years ended December 31, consisted of the following major components:
	2020	2019	2018

Current federal income tax	$ 1,864,479	$ 1,612,798	$ 486,433

Federal income tax (benefit) on net realized capital loss	842,119	924,357	(87,623)

Federal income tax	2,706,598	2,537,155	398,810

Change in net deferred income tax benefit	(2,842,538)	(3,886,272)	(825,604)

Total federal income tax benefit incurred	$ (135,940)	$ (1,349,117)	$ (426,794)
Reconciliations between federal income tax benefit based on the federal corporate income tax rate and the effective tax rate for the years ended December 31, were as follows:
	2020	2019	2018

Net income (loss) from operations before federal
income tax (benefit) and net realized capital gain (loss)	$ (2,788,534)	$ (19,093,523)	$ 2,511,703

Net realized capital gain (loss) before federal income tax
benefit and transfers to (from) IMR	2,965,136	11,189,510	(1,251,242)

Total pre-tax income ( loss)	176,602	(7,904,013)	1,260,461

Statutory tax rate	21%	21%	21%

Expected federal income tax (benefit) incurred	37,086	(1,659,843)	264,697

Prior year tax benefits	(25,436)	(3,524)	(2,395)
Dividends received deductions	(29,777)	(36,978)	(22,025)
Amortization of IMR	39,755	(1,738,305)	(14,979)
Change in nonadmitted assets	(150,090)	15,675	110,920
Reserve changes in surplus	(15,741)	2,021,122	(166,720)
Other	8,263	54,513	21,259

Federal income tax (benefit) at effective tax rate
before 2017 tax legislation	(135,940)	(1,347,340)	190,757

Impact of 2017 tax legislation	-	(1,777)	(617,551)

Total federal income tax benefit at effective
tax rate after 2017 tax legislation	$ (135,940)	$ (1,349,117)	$ (426,794)
The Company files income tax returns in the U.S. federal jurisdiction and certain state jurisdictions. Generally, the current and three preceding calendar years remain subject to examination. The Internal Revenue Service has initiated audits of Mutual of Omaha and subsidiaries’ federal income tax returns for calendar years 2014 through 2018 related to losses incurred and carried back to earlier tax years. At this time, no material adjustments are expected as a result of this examination.
Net operating losses incurred after December 31, 2017 cannot be carried back to prior years but carry forward indefinitely where such carryforward is limited to a deduction equal to 80% of the taxable income in any one year. An exception to the carryback limitation was enacted during 2020 as part of the CARES Act (“Coronavirus Aid, Relief, and Economic Security Act”) allowing losses incurred in calendar years 2018 through 2020 to be carried back five years. There were no net operating loss carryforwards as of December 31, 2020.
For the years ended December 31, 2020 and 2019, there was no income tax accrual for uncertain tax positions. As of December 31, 2020, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within twelve months of the reporting date. As of December 31, 2020 and 2019, based on the weight of available positive and negative evidence and the expectation that more likely than not the DTAs will be realized, no valuation allowance was recorded.
The components of DTA and DTL as of December 31, were as follows:
	2020
	Ordinary	Capital	Total

Gross DTA	$44,521,108	$114,461	$44,635,569
Nonadmitted DTA	(33,473,079)	(92,258)	(33,565,337)

Net admitted DTA	11,048,029	22,203	11,070,232

DTL	(6,378,192)	(22,203)	(6,400,395)

Net DTA (DTL)	$4,669,837	$-	$4,669,837
	2019
	Ordinary	Capital	Total

Gross DTA	$42,702,821	$54,293	$42,757,114
Nonadmitted DTA	(30,654,721)	(26,666)	(30,681,387)

Net admitted DTA	12,048,100	27,627	12,075,727

DTL	(7,397,019)	(27,627)	(7,424,646)

Net DTA (DTL)	$4,651,081	$-	$4,651,081

The Company has admitted DTAs as of December 31, as follows:
	2020
	Ordinary	Capital	Total

Federal income tax paid in prior years recoverable through
loss carrybacks	$-	$-	$-

Adjusted gross DTA expected to be realized (lesser of 1 or 2):	4,669,837	-	4,669,837
1. Adjusted gross DTA expected to be realized following the
balance sheet date	4,669,837	-	4,669,837
2. Adjusted gross DTA allowed per limitation threshold	N/A	N/A	5,552,630

Adjusted gross DTA that can be offset against DTL	6,378,192	22,203	6,400,395

DTA admitted as the result of application of SSAP 101	$11,048,029	$22,203	$11,070,232

	2019
	Ordinary	Capital	Total

Federal income tax paid in prior years recoverable through
loss carrybacks	$-	$-	$-

Adjusted gross DTA expected to be realized (lesser of 1 or 2):	4,651,081	-	4,651,081
1. Adjusted gross DTA expected to be realized following the
balance sheet date	4,651,081	-	4,651,081
2. Adjusted gross DTA allowed per limitation threshold	N/A	N/A	7,207,571

Adjusted gross DTA that can be offset against DTL	7,397,019	27,627	7,424,646

DTA admitted as the result of application of SSAP 101	$12,048,100	$27,627	$12,075,727

The authorized control level risk-based capital (“RBC”) ratio percentages used to determine recovery period and threshold limitation amounts were 458% and 527% as of December 31, 2020 and 2019, respectively. The amounts of adjusted capital and surplus used to determine recovery period and threshold limitations were $52,262,886 and $54,166,427 as of December 31, 2020 and 2019, respectively.
The Company has not utilized an income tax planning strategy for the realization of the DTA for 2020 or 2019.

The tax effects of temporary differences that give rise to significant portions of the DTA and DTL as of December 31, were as follows:
	2020	2019	Change

DTA:
Ordinary:
Policy reserves	$34,875,072	$33,939,359	$935,713
Deferred acquisition costs	8,927,783	8,368,070	559,713
Compensation and benefit accruals	322,342	315,155	7,187
Receivables — nonadmitted	158,635	13,914	144,721
Other	237,276	66,323	170,953

Subtotal	44,521,108	42,702,821	1,818,287

Nonadmitted DTA	(33,473,079)	(30,654,721)	(2,818,358)

Admitted ordinary DTA	11,048,029	12,048,100	(1,000,071)

Capital:
Investments	114,461	54,293	60,168

Nonadmitted capital DTA	(92,258)	(26,666)	(65,592)

Admitted DTA	11,070,232	12,075,727	(1,005,495)

DTL:
Ordinary:
Investments	(1,430,879)	(1,544,064)	113,185
Reserve weakening	(4,872,829)	(5,847,008)	974,179
Other	(74,484)	(5,947)	(68,537)

Subtotal	(6,378,192)	(7,397,019)	1,018,827

Capital:
Investments	(22,203)	(27,627)	5,424

Subtotal	(22,203)	(27,627)	5,424

DTL	(6,400,395)	(7,424,646)	1,024,251

Net admitted DTA	$4,669,837	$4,651,081	$18,756

The Company does not recognize a temporary difference related to the unrealized capital gains (losses) for its investment in subsidiaries.
The change in net deferred income tax, exclusive of nonadmitted assets reported separately in surplus in the annual statement, during the years ended December 31, was comprised of the following:
	2020	2019	Change

DTA	$ 44,635,569	$ 42,757,114	$ 1,878,455
DTL	(6,400,395)	(7,424,646)	1,024,251

Net DTA	$ 38,235,174	$ 35,332,468	2,902,706

Tax effect of unrealized gain			(60,168)

Change in net deferred income tax			$ 2,842,538

	2019	2018	Change

DTA	$ 42,757,114	$ 38,529,897	$ 4,227,217
DTL	(7,424,646)	(7,049,889)	(374,757)

Net DTA	$ 35,332,468	$ 31,480,008	3,852,460

Tax effect of unrealized loss			33,812

Change in net deferred income tax			$ 3,886,272

6.	RELATED PARTY INFORMATION

The Company has reinsurance agreements with affiliate entities. The Company cedes group and individual life insurance to United of Omaha. The Company also cedes individual accident and health insurance to Mutual of Omaha.
Effective November 19, 2020, the Company and Mutual of Omaha have bilateral unsecured borrowing agreements for $23,000,000 which is substantially similar to the agreement held in the prior year. The Company had no outstanding borrowings with Mutual of Omaha as of December 31, 2020 or 2019.
The Company recorded a $10,000,000 capital contribution from United of Omaha as a receivable from parent and affiliates as of December 31, 2020 which was subsequently settled in cash on February 1, 2021.
The Company is a member of a controlled group of companies and as such its results may not be indicative of those if it were to be operated on a stand-alone basis. Any amounts due to or from each affiliated company are presented on a net basis on the statutory financial statements.
Mutual of Omaha and certain of its direct and indirect subsidiaries, including the Company, share certain resources such as personnel, operational and administrative services, facilities, information and communication services, employee benefits administration, investment management, advertising, and general management services. Most of the expenses related to these resources were paid by Mutual of Omaha and are subject to allocation among Mutual of Omaha and its subsidiaries. Management believes the measures used to allocate expenses among companies provide a reasonable allocation that conforms to NAIC guidelines. Additionally, certain amounts are paid or collected by Mutual of Omaha on behalf of the Company and are generally settled within 30 days. Amounts due to Mutual of Omaha for these services were included in payable to parent and affiliates and were $2,633,066 and $483,402 as of December 31, 2020 and 2019, respectively.
7.	REINSURANCE
Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established.
Scottish Re (U.S.) (SRUS) is a reinsurer of the Company on four ceded individual life reinsurance contacts. SRUS was ordered into receivership for the purposes of rehabilitation effective March 6, 2019, in the state of Delaware. As of December 31, 2020, there is not an approved rehabilitation plan in place, however management anticipates the Company will not be able to recover 100% of the ceded unpaid reinsurance recoverable balances. Management has estimated a range of potential loss based on current information available and has estimated $700,000 to be uncollectible.
During 2019, the Company entered into a 90% coinsurance agreement with a third-party reinsurer which reinsured all individual in force deferred annuities. Assets backing the ceded reserves were placed into a trust with the Company as the beneficiary. The Company’s significant financial impacts of the reinsurance arrangement upon execution, were as follows:
Statutory statements of operations:
Decrease in premiums and annuity considerations	$ 121,071,000
Decrease in reserves	112,802,000
Decrease in commissions on reinsurance	1,038,000
Decrease in miscellaneous deductions IMR	8,269,000

Statutory statements of admitted assets, liabilities, and surplus:
Decrease in reserve for policies and contracts	$ 112,802,000
Decrease in cash and cash equivalents	122,109,000
Decrease in IMR	8,269,000
8.	EMPLOYEE BENEFIT PLANS
The Company is allocated expenses from a qualified non-contributory defined-benefit pension plan, a 401(k) defined-contribution plan, and a postretirement benefit plan that provides certain health care and life insurance benefits to retired employees, all sponsored by its ultimate parent, Mutual of Omaha, based upon various cost allocation methods. The Company has no legal obligation for benefits under these plans. Effective January 1, 2005, the defined-benefit pension plan was amended to freeze plan benefits for participants under 40 years of age. No benefits are available under the defined-benefit pension plan for employees hired on or after January 1, 2005. Substantially all employees are eligible for the 401(k) defined-contribution plan while only employees hired before 1995 were eligible for the postretirement benefit plan. Mutual of Omaha ceased allocating expenses for the postretirement benefit plan in 2019.

The Company’s share of net expense for these plans for the years ended December 31, was as follows:
	2020	2019	2018

Defined-benefit pension plan	$ 99,348	$ 106,033	$ 171,916
401(k) defined-contribution plan	442,847	366,929	391,667
Postretirement benefit plan	-	-	12,371
9.	SURPLUS AND DIVIDEND RESTRICTIONS
The portion of unassigned surplus represented by each item below as of December 31, was as follows:
	2020	2019	2018

Unrealized capital loss	$ (430,593)	$ (204,247)	$ (331,448)
Nonadmitted assets	(34,347,235)	(30,748,571)	(27,113,820)
Reinsurance in unauthorized companies	(21,339)	(51,142)	(53,223)
AVR	(6,689,668)	(6,230,500)	(5,829,787)
Regulatory restrictions limit the amount of dividends available for distribution without prior approval of the Superintendent of the New York State Department of Financial Services. As of December 31, 2020, any dividend would require prior approval due to the Company carrying an unassigned deficit.
10.	COMMITMENTS AND CONTINGENCIES
The Company had unfunded investment commitments for bonds and mortgage loans of $4,072,645 as of December 31, 2020. The Company had no unfunded investment commitments as of December 31, 2019.
Various lawsuits have arisen in the ordinary course of the Company’s business. Contingent liabilities arising from litigation, income taxes, and other matters are not considered material in relation to the Company’s statutory statements of admitted assets, liabilities, and surplus, the statutory statements of operations, or statutory statements of cash flows.
11.	RESERVES FOR LIFE, ANNUITY, AND DEPOSIT-TYPE POLICIES AND CONTRACTS

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.
For plans of insurance introduced prior to 1989, substandard reserves for policies with a substandard underwriting class were set equal to the excess of the reserves calculated using the appropriate substandard multiple mortality table over the reserves calculated using the standard mortality table, where both calculations use the same valuation interest rate and reserve method. For plans of insurance introduced after 1988 with a substandard underwriting class and for all policies with a flat extra substandard premium, substandard reserves were set equal to the unearned portion of the substandard premiums.

As of December 31, 2020 and 2019, the Company had insurance in force with a face value of $1,430,016,086 and $1,549,363,783, respectively, for which the gross premiums were less than the net premiums according to the valuation standards set by the NYDFS. Reserves to cover the above insurance totaled $88,920,865 and $90,032,141 as of December 31, 2020 and 2019, respectively. During 2019, the Company changed its methodology for determining deficiency reserve mortality, resulting in an increase in ISL policies and a decrease in term policies with deficient reserves. This change in the mix of policies with deficient reserves resulted in an overall reserve increase.
The Company increased policy reserves with a corresponding charge to operations for $3,100,000, $27,500,000, and $5,500,000, as of December 31, 2020, 2019, and 2018, respectively, in compliance with the NYDFS cash flow testing methodology requirements and prescribed conditions.
In 2020, the Company applied New York Regulation 147 Amendment 5 to the ceded YRT reserves for 2015 and later issues of 2001 CSO term plans where it had only been applied to base plans previously resulting in an increase in reserves of $314,816 with a corresponding charge to operations.
Mortality assumptions used for calculating certain deficiency reserves were updated resulting in an increase in reserve for policies and contracts and a corresponding charge to surplus of $2,038,703 in 2019.
Mortality assumptions used for calculating reserves for anticipated anti-selective mortality on term conversions were updated resulting in an increase in reserve for policies and contracts and a corresponding charge to surplus of $307,444, $72,905, and $1,393,636, in 2020, 2019, and 2018, respectively.
In 2020, the Company changed the active waiver of premium for term plans from using guaranteed premiums to using current premiums resulting in a decrease in reserves and an increase to surplus of $508,411.
The Company changed the scheduled premium used in the unusual cash value calculation for return of premium on certain short guarantee term plans from guaranteed to current resulting in an increase in reserve for policies and contracts and a corresponding charge to surplus of $274,264 as of December 31, 2019.
Reserves were reduced on older universal life plans not part of New York Regulation 147 asset adequacy analysis that were above minimum standards to minimum standards with permission of the NYDFS resulting in a decrease in reserve for life policies and contracts and a corresponding benefit to surplus of $9,490,223 as of December 31, 2019.
The Company released the majority of group term life premium deficiency reserves established in 2015 as a result of the NYDFS 2019 determination that Regulation 147 no longer applies to group life business that is employer-paid and composite-rated resulting in a decrease in reserve for life policies and contracts and a corresponding benefit to surplus of $795,689 as of December 31, 2019.

12.	ANALYSIS OF LIFE AND ANNUITY RESERVES AND DEPOSIT-TYPE LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s individual annuity reserves, group annuity reserves, and deposit-type contracts as of December 31, were as follows:
	General	Separate Account		% of
2020	Account	Non-Guaranteed	Total	Total

Individual annuity reserves — subject to discretionary withdrawal:
With market value adjustment	$49,584	$-	$49,584	0.0%
At book value less current surrender charge of 5% or more	13,876,967	-	13,876,967	8.7
At fair value	-	3,577,520	3,577,520	2.3

Total with adjustment or at fair value	13,926,551	3,577,520	17,504,071	11.0

At book value without adjustment (minimal or no charge)	121,178,897	-	121,178,897	75.9
Not subject to discretionary withdrawal	20,901,797	56,024	20,957,821	13.1

Gross total	156,007,245	3,633,544	159,640,789	100.0%

Reinsurance ceded	107,932,188	-	107,932,188

Net total	$48,075,057	$3,633,544	$51,708,601

Amount included in book value less current surrender charge of 5%
or more that will move to book value without adjustment for the
first time after the statutory-basis financial statement date:	$-	$-	$-

	General	Separate Account		% of
	Account	Non-Guaranteed	Total	Total

Group annuity reserves — subject to discretionary withdrawal:
With market value adjustment	$15,995,462	$-	$15,995,462	15.7%

Total with adjustment or at fair value	15,995,462	-	15,995,462	15.7

At book value without adjustment (minimal or no charge)	512,516	-	512,516	0.5
Not subject to discretionary withdrawal	85,533,313	-	85,533,313	83.8

Gross total	102,041,291	-	102,041,291	100.0%

Reinsurance ceded	461,265	-	461,265

Net total	$101,580,026	$-	$101,580,026

	General	Separate Account		% of
	Account	Non-Guaranteed	Total	Total

Deposit funds liabilities — subject to discretionary withdrawal:
With market value adjustment	$2,134,040	$-	$2,134,040	3.0%
At fair value	-	58,926,570	58,926,570	82.8

Total with adjustment or at fair value	2,134,040	58,926,570	61,060,610	85.8

At book value without adjustment (minimal or no charge)	4,356,555	-	4,356,555	6.1
Not subject to discretionary withdrawal	5,757,397	-	5,757,397	8.1

Gross total	12,247,992	58,926,570	71,174,562	100.0%

Reinsurance ceded	-	-	-

Net total	$12,247,992	$58,926,570	$71,174,562

	General	Separate Account		% of
2019	Account	Non-Guaranteed	Total	Total

Individual annuity reserves — subject to discretionary withdrawal:
With fair value adjustment	$ 60,339	$ -	$ 60,339	0.0%
At book value less current surrender charge of 5% or more	14,877,290	-	14,877,290	8.9
At fair value	-	3,405,574	3,405,574	2.0

Total with adjustment or at fair value	14,937,629	3,405,574	18,343,203	10.9

At book value without adjustment (minimal or no charge)	125,891,678	-	125,891,677	75.8
Not subject to discretionary withdrawal	22,048,283	48,866	22,097,149	13.3

Gross total	162,877,590	3,454,440	166,332,028	100.0%

Reinsurance ceded	111,291,810	-	111,291,810

Net total	$ 51,585,780	$ 3,454,440	$ 55,040,218

Amount included in book value less current surrender charge of 5%
or more that will move to book value without adjustment for the
first time after the statutory-basis financial statement date:	$ 674,726	$ -	$ 674,726

	General	Separate Account		% of
	Account	Non-Guaranteed	Total	Total

Group annuity reserves — subject to discretionary withdrawal:
With fair value adjustment	$ 11,710,582	$ -	$ 11,710,582	7.5%
At fair value	-	65,011,354	65,011,354	41.7

Total with adjustment or at fair value	11,710,582	65,011,354	76,721,936	49.2

At book value without adjustment (minimal or no charge)	493,519	-	493,519	0.3
Not subject to discretionary withdrawal	78,753,241	-	78,753,241	50.5

Gross total	90,957,342	65,011,354	155,968,696	100.0%

Reinsurance ceded	444,167	-	444,167

Net total	$ 90,513,175	$ 65,011,354	$ 155,524,529

	General	Separate Account		% of
	Account	Non-Guaranteed	Total	Total

Deposit funds liabilities — subject to discretionary withdrawal:
With fair value adjustment	$ 3,018,571	$ -	$ 3,018,571	24.1%

Total with adjustment or at fair value	3,018,571	-	3,018,571	24.1

At book value without adjustment (minimal or no charge)	2,031,273	-	2,031,273	16.2
Not subject to discretionary withdrawal	7,493,145	-	7,493,145	59.7

Gross total	12,542,989	-	12,542,989	100.0%

Reinsurance ceded	-	-	-

Net total	$ 12,542,989	$ -	$ 12,542,989

Annuity reserves and deposit funds liabilities subject to discretionary withdrawal at fair value includes runoff variable annuity reserves for policies which are 100% ceded under a modified coinsurance reinsurance agreement to a third party. A portion of these policies may be subject to surrender charges at certain policy durations.
The following information is obtained from the applicable exhibit in the Company’s annual statement and related separate accounts annual statement, both of which were filed with the NYDFS and are provided to reconcile annuity reserves, supplementary contracts with life contingencies and deposit-type funds to amounts reported on the statutory financial statements as of December 31.
	2020	2019

Life, accident and health annual statement:
Exhibit 5, Annuities section — net total	$149,019,209	$141,420,195
Exhibit 5, Supplementary Contracts with Life
Contingencies section — net total	635,874	678,760
Exhibit 7, Deposit-type Contracts, Line 14 — net total	12,247,992	12,542,989

Subtotal	161,903,075	154,641,944

Separate accounts annual statement:
Exhibit 3, Annuities section — net total	3,633,544	3,454,440
Page 3, Line 2, Column 3 — Other Contract Deposit Funds	58,926,570	65,011,354

Total	$224,463,189	$223,107,738

The withdrawal characteristics of the Company’s life policy reserves as of December 31, were as follows:
2020	Account Value	Cash Value	Reserves

General account —

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$-	$1,984,101	$19,964,321
Universal life	42,194,931	42,190,337	43,220,418
Universal life with secondary guarantees	225,647,948	192,040,024	382,874,754
Indexed universal life with secondary guarantees	2,043,605	1,114,678	1,555,183
Other permanent cash value life insurance	-	146,074,296	178,831,851
Variable universal life	451,778	451,778	451,788
Miscellaneous reserves	-	-	54,213

Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	73,354,331
Accidental death benefits	-	-	346,372
Disability — active lives	-	-	1,313,329
Disability — disabled lives	-	-	5,307,136
Miscellaneous reserves	-	-	125,555,539

Gross total	270,338,262	383,855,214	832,829,235

Reinsurance ceded	2,291,022	1,454,987	40,710,863

Net total	$268,047,240	$382,400,227	$792,118,372

Separate accounts non-guaranteed —

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$1,305,016	$1,305,016	$1,305,016

Reinsurance ceded	-	-	-

Net total	$1,305,016	$1,305,016	$1,305,016

2019	Account Value	Cash Value	Reserves

General account —

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$-	$2,058,166	$22,458,154
Universal life	43,601,576	43,557,157	44,488,106
Universal life with secondary guarantees	225,475,761	187,932,395	362,133,465
Indexed universal life with secondary guarantees	1,669,721	730,397	1,218,926
Other permanent cash value life insurance	-	141,164,908	172,887,314
Variable universal life	358,769	358,769	358,772
Miscellaneous reserves	-	-	-

Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	66,680,412
Accidental death benefits	-	-	324,933
Disability — active lives	-	-	1,755,367
Disability — disabled lives	-	-	5,521,607
Miscellaneous reserves	-	-	124,245,118

Gross total	271,105,827	375,801,792	802,072,174

Reinsurance ceded	1,693,792	992,674	43,144,331

Net total	$269,412,035	$374,809,118	$758,927,843

Seprate account non-guaranteed —

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$1,252,614	$1,252,614	$1,252,614

Reinsurance ceded	-	-	-

Net total	$1,252,614	$1,252,614	$1,252,614

The Company does not have separate accounts with guarantees as of December 31, 2020 and 2019.
The following information is obtained from the applicable exhibit in the Company’s annual statement and related separate accounts annual statement, both of which were filed with the NYDFS and are provided to reconcile life reserves to amounts reported on the statutory financial statements as of December 31.
	2020	2019

Life, accident and health annual statement:
Exhibit 5, Life Insurance section — net total	$662,175,851	$630,106,335
Exhibit 5, Accidental Death Benefits section — net total	346,372	324,933
Exhibit 5, Disability - Active Lives section — net total	1,313,329	1,755,367
Exhibit 5, Disability - Disabled Lives section — net total	2,745,672	2,794,886
Exhibit 5, Miscellaneous Reserves section — net total	125,537,147	123,946,322

Subtotal	792,118,371	758,927,843

Separate accounts annual statement:
Exhibit 3, Life Insurance section — net total	1,305,016	1,252,612

Total	$793,423,387	$760,180,455

13.	PREMIUMS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, were as follows:
	2020		2019
		Net of		Net of
Type	Gross	Loading	Gross	Loading

Ordinary first year business	$ 3,265,127	$ 53,953	$ 2,993,483	$ 50,697
Ordinary renewal	14,914,637	11,441,478	14,998,101	11,497,336
Group life	(1,554,289)	(1,580,145)	(1,620,226)	(1,683,074)

Total	$ 16,625,475	$ 9,915,286	$ 16,371,358	$ 9,864,959
14.	SEPARATE ACCOUNTS
Information regarding the non-guaranteed separate accounts of the Company as of December 31, was as follows:
	2020	2019

For the years ended December 31:
Premiums, considerations, or deposits	$ 15,177,081	$ 27,074,126

As of December 31:
Reserves by valuation basis — fair value	$ 63,865,130	$ 69,718,406

Reserves with discretionary withdrawa characteristics — fair value	$ 63,865,130	$ 69,718,406

Transfers as reported on the statutory statements of
operations of the separate accounts annual statement:
Transfers to separate accounts	$ 173,439	$ 67,899
Transfers from separate accounts	(466,354)	(722,285)

Net transfers of the general account	(292,915)	(654,386)

Reinsurance of separate account business	292,915	654,386

Net transfers as reported on the statutory statements of operations	$ -	$ -
The Company holds no guaranteed separate accounts or reserves in separate accounts for asset default risk in lieu of AVR as of December 31, 2020 and 2019.

15.	RECONCILIATION TO ANNUAL STATEMENT

The Company is required to file an annual statement with the NYDFS. Following the filing as of and for the year ended December 31, 2019, it was determined that certain reserves established under Regulation 147 were understated by $6,000,000. These corrections caused differences between the reported amounts on the annual statement and these statutory financial statements for the years ended December 31, 2020 and 2019, respectively, and are shown in the table below.
			Audited
	Annual		Financial
2020	Statement	Difference	Statements

Statutory statements of changes in surplus:
Unassigned deficit - Balance - beg of year	$(55,579,028)	$(6,000,000)	$(61,579,028)
Change in net deferred income tax benefit	$4,102,538	$(1,260,000)	$2,842,538
Change in nonadmitted assets	$(4,858,663)	$1,260,000	$(3,598,663)
Other	$(6,074,427)	$6,000,000	$(74,427)

			Audited
	Annual		Financial
2019	Statement	Difference	Statements

Statutory statements of admitted assets, liabilities, and surplus:
Reserve for policies and contracts	$895,026,798	$6,000,000	$901,026,798
Unassigned deficit	$(55,579,028)	$(6,000,000)	$(61,579,028)

Statutory statements of operations:
Increase (decrease) in reserves	$(54,124,814)	$6,000,000	$(48,124,814)

Statutory statements of changes in surplus:
Balance — end of year	$52,581,602	$(6,000,000)	$46,581,602
Net loss	$(13,304,409)	$(6,000,000)	$(19,304,409)
Change in net deferred income tax benefit	$2,626,273	$1,260,000	$3,886,272
Change in nonadmitted assets	$(2,374,752)	$(1,260,000)	$(3,634,751)
Prior to issuing the 2020 audited statutory financial statements, it was discovered a reporting difference between the 2020 annual statement Note 31, Reserves for Life Contracts and Annuity Contracts, and the 2020 audited financial statement Note 11, Reserves for Life, Annuity, and Deposit-Type Policies and Contracts. The difference did not impact statutory financial statement balances. The difference was as follows:
12/31/2020
	12/31/2020		Audited
	Annual		Financial
	Statement	Difference	Statement

Insurance in force of deficiency reserves	$ 1,436,316,336	$ 6,300,250	$ 1,430,016,086

Prior to issuing the 2019 audited statutory financial statements, it was discovered a reporting difference between the 2019 annual statement Note 20, Fair Value Measurements, and the 2019 audited financial statement Note 4, Fair Value Measurements. This difference did not impact statutory financial statement balances. The differences were as follows:
			12/31/2019
	12/31/2019		Audited
	Annual		Financial
	Statement	Reclassification	Statement

Separate accounts (Level 1)	$48,961,457	$6,284,960	$42,676,497
Separate accounts (Level 2)	$20,911,990	$(6,284,960)	$27,196,950

Separate accounts total	$69,873,447	$-	$69,873,447
16.	SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2020 through April 9, 2021, the date these statutory financial statements were available to be issued. A Type I subsequent event, as defined by SSAP 9 Subsequent Events, of a $10,000,000 capital contribution from United of Omaha was reported as a receivable from parent and affiliates as of December 31, 2020 which was subsequently settled in cash on February 1, 2021. The Company is not aware of any additional material subsequent events requiring adjustment to or disclosure in the statutory financial statements.
******

SUPPLEMENTAL SCHEDULES

Deloitte.	Deloittte & Touche LLP First National Tower 1601 Dodge Street Suite 3100 Omaha, NE 68102-1640 USA Tel: +1 402 346 7788 www.deloitte.com
INDEPENDENT AUDITORS’ REPORT ON ADDITIONAL INFORMATION
To the Board of Directors
Companion Life Insurance Company
Hauppauge, New York
Our 2020 audit was conducted for the purpose of forming an opinion on the 2020 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental reinsurance schedule, the supplemental summary investment schedule, and the supplemental schedule of investment risks interrogatories as of and for the year ended December 31, 2020, are presented for purposes of additional analysis and are not a required part of the 2020 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2020 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2020 statutory-basis financial statements as a whole.

April 9, 2021

COMPANION LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2020

Investment income earned:
U.S. government bonds	$1,532,593
Other bonds (unaffiliated)	38,086,642
Bonds of affiliates	-
Preferred stocks (unaffiliated)	130,297
Preferred stocks of affiliates	-
Common stocks (unaffiliated)	-
Common stocks of affiliates	-
Mortgage loans	3,491,817
Real estate	-
Contract loans	1,911,050
Short-term investments	40,712
Other invested assets	12,186
Derivative instruments	-
Aggregate write-ins for investment income	17,868

Gross investment income	$45,223,165

Real estate owned — book value less encumbrances	$-

Mortgage loans — book value:
Farm mortgages	$-
Residential mortgages	-
Commercial mortgages	61,948,082

Total mortgage loans	$61,948,082

Mortgage loans by standing — book value:
Good standing	$61,736,543

Good standing with restructured terms	$211,539

Interest overdue more than 90 days, not in foreclosure	$-

Foreclosure in process	$-

Other long-term assets — statement value	$1,083,161

Collateral loans	$-

(Continued)

COMPANION LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2020

Bonds and stocks of subsidiaries and affiliates — book value:
Bonds	$-

Preferred stocks	$-

Common stocks	$-

Bonds by NAIC designation and maturity:
Bonds by maturity — statement value:
Due within one year or less	$45,984,199
Over 1 year and through 5 years	186,223,646
Over 5 years through 10 years	217,834,161
Over 10 years through 20 years	165,409,929
Over 20 years	323,287,915
No maturity date	-

Total by maturity	$938,739,850

Bonds by NAIC designation — statement value:
NAIC 1	$566,225,779
NAIC 2	357,867,571
NAIC 3	13,960,240
NAIC 4	686,260
NAIC 5	-
NAIC 6	-

Total by NAIC designation	$938,739,850

Total bonds publicly traded	$513,498,877

Total bonds privately placed	$425,240,973

Preferred stocks — statement value	$1,423,700

Common stocks	$232,658

Short-term investments — book value	$-

Options, caps, and floors owned — statement value	$-

Options, caps, and floors written and in force — statement value	$-

Collar, swap, and forward agreements open — current value	$-

Cash on deposit	$(4,674,368)

(Continued)

COMPANION LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2020

Life insurance in force (in thousands):
Industrial	$-

Ordinary	$9,974,606

Credit life	$-

Group life	$10,133,441

Amount of accidental death insurance in force under ordinary
policies (in thousands)	$132,537

Life insurance with disability provisions in force (in thousands):
Industrial	$-

Ordinary	$794,062

Credit life	$-

Group life	$-

Supplementary contracts in force:
Ordinary — not involving life contingencies:
Amount on deposit	$2,421,703

Income payable	$42,294

Ordinary — involving life contingencies—income payable:
Income payable	$56,682

Group — not involving life contingencies:
Amount on deposit	$-

Income payable	$-

Group — involving life contingencies—income payable
Income payable	$-

(Continued)

COMPANION LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2020

Annuities:
Ordinary:
Immediate — amount of income payable	$4,650,230

Deferred — fully paid account balance	$29,918,928

Deferred — not fully paid account balance	$86,845,920

Group:
Amount of income payable	$6,869,104

Fully paid account balance	$23,656,784

Not fully paid account balance	$459,724

Accident and health insurance — premiums in force:
Other	$-

Group	$-

Credit	$-

Deposit funds and dividend accumulations:
Deposit funds — account balance	$9,636,766

Dividend accumulations — account balance	$189,523

Claim payments 2020:
Group accident and health — year ended December 31, 2020:
2020	$-

2019	$-

2018	$-

2017	$-

2016	$-

2015 and prior	$-

(Continued)

COMPANION LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2020

Claim payments 2020 (continued):
Other accident and health — year ended December 31, 2020:
2020	$1,315

2019	$-

2018	$-

2017	$-

2016	$-

2015 and prior	$-

Other coverages that use developmental methods to calculate
claim reserves — year ended December 31, 2020:
2020	$-

2019	$-

2018	$-

2017	$-

2016	$-

2015 and prior	$-

(Concluded)

COMPANION LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

SUPPLEMENTAL REINSURANCE SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2020

1.	Reinsurance contracts which limit significance risk subject to Appendix A-791 – Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual (“Appendix A-791”):

The Company has not entered into, renewed, or amended any reinsurance contracts on or after January 1, 1996, that have provisions limiting the reinsurer’s assumption of significant risk, as described in Appendix A-791.

2.	Reinsurance contracts which limit reinsurers risk NOT subject to Appendix A-791:

The Company has not entered into, renewed, or amended on or after January 1, 1996, that include provisions, which limits the reinsurer’s assumptions of risk.

3.	Reinsurance contracts which contain features that delay payment (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed, or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period or (3) contain a payment schedule, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding company.

4.	Reinsurance contracts NOT subject to Appendix A-791 and NOT yearly-renewable term (“YRT”) that meet the risk transfer requirements under SSAP No. 61R:

The Company has not entered into, renewed, or amended any reinsurance contract on or after January 1, 1996, which are not subject to Appendix A-791 and are not YRT which reflected reinsurance reserve credit for the following (1) Assumption reinsurance or (2) Non-proportional reinsurance that does not result in significant surplus relief.

5.
Risk ceded not subject to Appendix A-791 and NOT YRT which were accounted as reinsurance for SAP and deposit accounting for GAAP or were accounted as reinsurance for GAAP and deposit accounting for SAP:

The Company has not ceded any risk during the period ended December 31, 2020, under any reinsurance contracts entered into, renewed, or amended on or after January 1, 1996, which are not subject to Appendix A-791 and are not YRT which are account for as reinsurance, as described under SSAP No. 61R for SAP and deposit accounting for GAAP or were accounted for as reinsurance for GAAP and deposit accounting for SAP.

ANNUAL STATEMENT FOR THE YEAR 2020 OF THE Companion Life Insurance Company
SUMMARY INVESTMENT SCHEDULE

				Admitted Assets as Reported
		Gross Investment Holdings		in the Annual Statement
		1	2	3	4	5	6
					Securities
			Percentage		Lending		Percentage
			of		Reinvested	Total	of
			Column 1		Collateral	(Col. 3 + 4)	Column 5
	Investment Categories	Amount	Line 13	Amount	Amount	Amount	Line 13
1.	Long-Term Bonds (Schedule D, Part 1):
	1.01 U.S. governments	34,314,426	3.309	34,314,426	0	34,314,426	3.309
	1.02 All other governments	0	0.000	0	0	0	0.000
	1.03 U.S. states, territories and possessions, etc. guaranteed	0	0.000	0	0	0	0.000
	1.04 U.S. political subdivisions of states, territories, and possessions,
	guaranteed	5,000,000	0.482	5,000,000	0	5,000,000	0.482
	1.05 U.S. special revenue and special assessment obligations, etc.
	non-guaranteed	90,589,049	8.736	90,589,049	0	90,589,049	8.736
	1.06 Industrial and miscellaneous	807,837,968	77.904	807,837,968	0	807,837,968	77.905
	1.07 Hybrid securities	998,407	0.096	998,407	0	998,407	0.096
	1.08 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
	1.09 SVO identified funds	0	0.000	0	0	0	0.000
	1.10 Unaffiliated Bank loans	0	0.000	0	0	0	0.000
	1.11 Total long-term bonds	938,739,850	90.528	938,739,850	0	938,739,850	90.528
2.	Preferred stocks (Schedule D, Part 2, Section 1):
	2.01 Industrial and miscellaneous (Unaffiliated)	1,423,700	0.137	1,423,700	0	1,423,700	0.137
	2.02 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
	2.03 Total preferred stocks	1,423,700	0.137	1,423,700	0	1,423,700	0.137
3.	Common stocks (Schedule D, Part 2, Section 2):
	3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	232,658	0.022	232,658	0	232,658	0.022
	3.02 Industrial and miscellaneous Other (Unaffiliated)	0	0.000	0	0	0	0.000
	3.03 Parent, subsidiaries and affiliates Publicly traded	0	0.000	0	0	0	0.000
	3.04 Parent, subsidiaries and affiliates Other	0	0.000	0	0	0	0.000
	3.05 Mutual funds	0	0.000	0	0	0	0.000
	3.06 Unit investment trusts	0	0.000	0	0	0	0.000
	3.07 Closed-end funds	0	0.000	0	0	0	0.000
	3.08 Total common stocks	232,658	0.022	232,658	0	232,658	0.022
4.	Mortgage loans (Schedule B):
	4.01 Farm mortgages	0	0.000	0	0	0	0.000
	4.02 Residential mortgages	0	0.000	0	0	0	0.000
	4.03 Commercial mortgages	61,948,082	5.974	61,948,082	0	61,948,082	5.974
	4.04 Mezzanine real estate loans	0	0.000	0	0	0	0.000
	4.05 Total valuation allowance	0	0.000	0	0	0	0.000
	4.06 Total mortgage loans	61,948,082	5.974	61,948,082	0	61,948,082	5.974
5.	Real estate (ScheduleA):
	5.01 Properties occupied by company	0	0.000	0	0	0	0.000
	5.02 Properties held for production of income	0	0.000	0	0	0	0.000
	5.03 Properties held for sale	0	0.000	0	0	0	0.000
	5.04 Total real estate	0	0.000	0	0	0	0.000
6.	Cash, cash equivalents and short-term investments:
	6.01 Cash (Schedule E, Part 1)	(4,674,368)	(0.451)	(4,674,368)	0	(4,674,368)	(0.451)
	6.02 Cash equivalents (Schedule E, Part 2)	2,621,840	0.253	2,621,840	0	2,621,840	0.253
	6.03 Short-term investments (Schedule DA)	0	0.000	0	0	0	0.000
	6.04 Total cash, cash equivalents and short-term investments	(2,052,529)	(0.198)	(2,052,529)	0	(2,052,529)	(0.198)
7.	Contract loans	35,551,523	3.428	35,543,815	0	35,543,815	3.428
8.	Derivatives (Schedule DB)	0	0.000	0	0	0	0.000
9.	Other invested assets (Schedule BA)	1,083,161	0.104	1,083,161	0	1,083,161	0.104
10.	Receivables for securities	39,180	0.004	39,180	0	39,180	0.004
11.	Securities Lending (Schedule DL, Part 1)	0	0.000	0	XXX	XXX	XXX
12.	Other invested assets (Page 2, Line 11)	0	0.000	0	0	0	0.000
13.	Total invested assets	1,036,965,626	100.000	1,036,957,919	0	1,036,957,919	100.000

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
For The Year Ended December 31, 2020
(To Be Filed by April 1)

Of The Companion Life Insurance Company
ADDRESS (City, State and Zip Code) Melville , NY 11747
NAIC Group Code 0261 NAIC Company Code 62243 Federal Employer's Identification Number (FEIN) 13-1595128

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.
Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.	$ 1,090,406,533

2. Ten largest exposures to a single issuer/borrower/investment.

	1 Issuer	2 Description of Exposure	3 Amount	4 Percentage of Total Admitted Assets

2.01	Federal National Mortgage	MBS, CMO	$ 41,931,571	3.8%
	Association
2.02	Freddie Mac	CMO	$ 23,701,548	2.2%
2.03	New Jersey Natural Gas Company	Bonds	$ 8,000,000	0.7%
2.04	CIM Trust 2019-R2	CMO	$ 6,103,105	0.6%
2.05	Microsoft Corporation	Bonds	$ 6,083,683	0.6%
2.06	Suez Water Resources LLC	Bonds	$ 6,000,000	0.6%
2.07	American Transmission Company LLC Bonds		$ 6,000,000	0.6%
2.08	The New York and Presbyterian	Bonds	$ 6,000,000	0.6%
	Hospital
2.09	CME Group Inc.	Bonds	$ 5,973,659	0.5%
2.10	Apple Inc.	Bonds	$ 5,953,944	0.5%

3.          Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC-1	$ 566,225,779	51.9%	3.07	P/RP-1	$ 1,423,700	0.1%
3.02	NAIC-2	$ 357,867,571	32.8%	3.08	P/RP-2	$ 0	0.0%
3.03	NAIC-3	$ 13,960,240	1.3%	3.09	P/RP-3	$ 0	0.0%
3.04	NAIC-4	$ 686,260	0.1%	3.10	P/RP-4	$ 0	0.0%
3.05	NAIC-5	$ 0	0.0%	3.11	P/RP-5	$ 0	0.0%
3.06	NAIC-6	$ 0	0.0%	3.12	P/RP-6	$ 0	0.0%

4.	Assets held in foreign investments:
4.01	Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets?	Yes [ ] No [ X ]
	If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.
4.02	Total admitted assets held in foreign investments	$ 100,356,780	9.2%
4.03	Foreign-currency-denominated investments	$ 0	0.0%
4.04	Insurance liabilities denominated in that same foreign currency	$ 0	0.0%

SUPPLEMENT FOR THE YEAR 2020 OF THE Companion Life Insurance Company

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$ 100,356,780	9.2%
5.02	Countries designated NAIC-2	$ 0	0.0%
5.03	Countries designated NAIC-3 or below	$ 0	0.0%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:
6.01	Country 1: Australia	$ 34,111,137	3.1%
6.02	Country 2: United Kingdom	$ 22,494,364	2.1%
	Countries designated NAIC - 2:
6.03	Country 1:	$ 0	0.0%
6.04	Country 2:	$ 0	0.0%
	Countries designated NAIC - 3 or below:
6.05	Country 1:	$ 0	0.0%
6.06	Country 2:	$ 0	0.0%

		1	2
7.	Aggregate unhedged foreign currency exposure	$ 0	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC-1	$ 0	0.0%
8.02	Countries designated NAIC-2	$ 0	0.0%
8.03	Countries designated NAIC-3 or below	$ 0	0.0%

9.         Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:
9.01	Country 1:	$ 0	0.0%
9.02	Country 2:	$ 0	0.0%
	Countries designated NAIC - 2:
9.03	Country 1:	$ 0	0.0%
9.04	Country 2:	$ 0	0.0%
	Countries designated NAIC - 3 or below:
9.05	Country 1:	$ 0	0.0%
9.06	Country 2:	$ 0	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1		2	3	4
	Issuer		NAIC Designation
10.01	National Grid plc	1FE		$ 5,000,000	0.5%
10.02	Coöperatieve Rabobank U.A.	2FE		$ 4,709,709	0.4%
10.03	Stockland Trust Management Limited	1FE		$ 4,000,000	0.4%
10.04	Transurban Queensland Finance Pty Ltd	2FE		$ 4,000,000	0.4%
10.05	Takeda Pharmaceutical Company Limited	2FE		$ 3,705,005	0.3%
10.06	Ellevio AB (publ)	2FE		$ 3,000,000	0.3%
10.07	Compass Group PLC	1		$ 3,000,000	0.3%
10.08	Growthpoint Properties Australia Limited	2		$ 3,000,000	0.3%
10.09	ETSA Utilities Finance Pty Ltd	1		$ 3,000,000	0.3%
10.10	Caribbean Utilities Company, Ltd.	2		$ 3,000,000	0.3%

SUPPLEMENT FOR THE YEAR 2020 OF THE Companion Life Insurance Company

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]

	If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.
		1	2
11.02	Total admitted assets held in Canadian investments	$ 27,995,131	2.6%
11.03	Canadian-currency-denominated investments	$ 0	0.0%
11.04	Canadian-denominated insurance liabilities	$ 0	0.0%
11.05	Unhedged Canadian currency exposure	$ 0	0.0%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? Yes [ X ] No [ ]
	If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$ 0	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$ 0	0.0%
12.04		$ 0	0.0%
12.05		$ 0	0.0%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets? Yes [ X ] No [ ]
	If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1	2	3
	Issuer
13.02		$ 0	0.0%
13.03		$ 0	0.0%
13.04		$ 0	0.0%
13.05		$ 0	0.0%
13.06		$ 0	0.0%
13.07		$ 0	0.0%
13.08		$ 0	0.0%
13.09		$ 0	0.0%
13.10		$ 0	0.0%
13.11		$ 0	0.0%

SUPPLEMENT FOR THE YEAR 2020 OF THE Companion Life Insurance Company
14.    Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:
14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? Yes [ X ] No [ ]
  If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$ 0	0.0%
Largest three investments held in nonaffiliated, privately placed equities:
14.03		$ 0	0.0%
14.04		$ 0	0.0%
14.05		$ 0	0.0%

Ten largest fund managers:
	1	2	3	4
	Fund Manager	Total Invested	Diversified	Nondiversified
14.06	JPMorgan Trust II - JPMorgan U.S. Treasury Plus Money Market Fund	$ 2,621,840	$ 2,621,840	$ 0
14.07		$ 0	$ 0	$ 0
14.08		$ 0	$ 0	$ 0
14.09		$ 0	$ 0	$ 0
14.10		$ 0	$ 0	$ 0
14.11		$ 0	$ 0	$ 0
14.12		$ 0	$ 0	$ 0
14.13		$ 0	$ 0	$ 0
14.14		$ 0	$ 0	$ 0
14.15		$ 0	$ 0	$ 0

15.      Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:
15.01  Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? Yes [ X ] No [ ]
           If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in generalpartnership interests	$ 0	0.0%
	Largest three investments in general partnership interests:
15.03		$ 0	0.0%
15.04		$ 0	0.0%
15.05		$ 0	0.0%

SUPPLEMENT FOR THE YEAR 2020 OF THE Companion Life Insurance Company
16.     Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:
16.01  Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? Yes [ ] No [ X ]
          If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1	2	3
	Type (Residential, Commercial, Agricultural)
16.02	Commercial - DEER SPRINGS VILLAGE LLC	$ 1,962,324	0.2%
16.03	Commercial - VILLAGE AT MAYFIELD, LLC	$ 1,500,000	0.1%
16.04	Commercial - CVOP ASSOCIATES LLC	$ 1,483,172	0.1%
16.05	Commercial - PARKHILL SUITES LIMITED	$ 1,418,428	0.1%
16.06	Commercial - BHN LLC	$ 1,414,712	0.1%
16.07	Commercial - CE VERNON LLC	$ 1,405,698	0.1%
16.08	Commercial - WEST HAVEN PROPERTY DEVELOPMENT LLC	$ 1,405,698	0.1%
16.09	Commercial - ROSECRANS BUILDING PARTNERSHIP LP	$ 1,398,071	0.1%
16.10	Commercial - 310 SOUTH MAIN LLC	$ 1,382,773	0.1%
16.11	Commercial - BSP SENITA VALLEY VIEW, LLC	$ 1,341,970	0.1%

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:
Loans
16.12	Construction loans	$ 0	0.0%
16.13	Mortgage loans over 90 days past due	$ 0	0.0%
16.14	Mortgage loans in the process of foreclosure	$ 0	0.0%
16.15	Mortgage loansforeclosed	$ 0	0.0%
16.16	Restructured mortgageloans	$ 211,539	0.0%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan to Value		1	2	3	4	5	6
17.01	above 95%	$ 0	0.0%	$ 0	0.0%	$ 0	0.0%
17.02	91 to 95%	$ 0	0.0%	$ 0	0.0%	$ 0	0.0%
17.03	81 to 90%	$ 0	0.0%	$ 0	0.0%	$ 0	0.0%
17.04	71 to 80%	$ 0	0.0%	$ 0	0.0%	$ 0	0.0%
17.05	below 70%	$ 0	0.0%	$ 61,948,082	5.7%	$ 0	0.0%

18.    Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:
18.01 Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets? Yes [ X ] No [ ]
         If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.
         Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description
	1	2	3
18.02		$ 0	0.0%
18.03		$ 0	0.0%
18.04		$ 0	0.0%
18.05		$ 0	0.0%
18.06		$ 0	0.0%

19.     Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:
19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets? Yes [ X ] No [ ]
         If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

1	2	3
19.02 Aggregate statement value of investments held in mezzanine real estate loans:	$ 0	0.0%
Largest three investments held in mezzanine real estate loans:
19.03	$ 0	0.0%
19.04	$ 0	0.0%
19.05	$ 0	0.0%

SUPPLEMENT FOR THE YEAR 2020 OF THE Companion Life Insurance Company
20. Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

			At Year End		At End of Each Quarter
					1st Quarter	2nd Quarter	3rd Quarter
		1		2	3	4	5
20.01	Securities lending agreements (do not include
	assets held as collateral for such transactions)	$ 0		0.0%	$ 0	$ 0	$ 0
20.02	Repurchase agreements	$ 0		0.0%	$ 0	$ 0	$ 0
20.03	Reverse repurchase agreements	$ 0		0.0%	$ 0	$ 0	$ 0
20.04	Dollar repurchase agreements	$ 0		0.0%	$ 0	$ 0	$ 0
20.05	Dollar reverse repurchase agreements	$ 0		0.0%	$ 0	$ 0	$ 0

21.	Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$ 0	0.0%	$ 0	0.0%
21.02	Income generation	$ 0	0.0%	$ 0	0.0%
21.03	Other	$ 0	0.0%	$ 0	0.0%

22.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$ 0	0.0%	$ 0	$ 0	$ 0
22.02	Income generation	$ 0	0.0%	$ 0	$ 0	$ 0
22.03	Replications	$ 0	0.0%	$ 0	$ 0	$ 0
22.04	Other	$ 0	0.0%	$ 0	$ 0	$ 0

23.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
23.01	Hedging	$ 0	0.0%	$ 0	$ 0	$ 0
23.02	Income generation	$ 0	0.0%	$ 0	$ 0	$ 0
23.03	Replications	$ 0	0.0%	$ 0	$ 0	$ 0
23.04	Other	$ 0	0.0%	$ 0	$ 0	$ 0

Companion Life Separate Account B
Financial Statements as of December 31, 2020, and for each of the Periods Presented in the Years Ended December 31, 2020 and 2019, and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of
Companion Life Insurance Company
Omaha, NE
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 2 which comprise the Companion Life Separate Account B (the Account ) as of December 31, 2020; the related statements of operations and changes in net assets for each of the two years in the period then ended, the financial highlights in Note 8 for each of the five years in the period then ended for each of the subaccounts, except for the subaccounts included in the table below; the financial highlights for the subaccounts and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2020, and the results of their operations and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.
Individual subaccounts comprising Companion Life Separate Account B	Financial Highlights
MFS- Income Series II	For the years ended December 31, 2020, 2019, for the period from January 1, 2018 to June 5, 2018 and the years ended December 31, 2017 and 2016.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Accounts management.Our responsibility is to express an opinion on the Account s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ( PCAOB ) and are required to be independent with respect to the Account in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the subaccounts internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.
\
Omaha, Nebraska April 23, 2021 We have served as the Account s auditor since 1997.

COMPANION LIFE SEPARATE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2020

NET ASSETS	Cost	Fair Value		Shares
Investments:

Alger:
American Growth	$ 24,923	$ 41,938		449
American Small Capitalization	4,162	6,578		147

Federated:
Government Money Fund II	126	126		126
Fund for U.S. Government Securities II	23	22		2

Fidelity:
VIP Contrafund	35,750	60,068		1,247
VIP Equity Income	50	55		2
VIP Index 500	94,613	197,339		531

MFS:
Core Equity Portfolio	159,370	189,278	+	6,789
Emerging Growth Series	112	119		2
High Yield Series	8,648	8,638		1,521
Research Series	111	120		4

Pioneer:
Equity Income VCT	11,760	8,683		550
Fund VCT	333	360		21
Mid Cap Value VCT	195,580	193,952		10,793
Real Estate Shares VCT	43,492	26,506		3,474

DWS:
Global Opportunities	169	203		18
International	5,921	6,064		838
Small Cap Index VIP	65	75		4

T. Rowe Price:
Equity Income	175,133	191,002		7,287
International Stock	163,814	198,375		11,614
Limited-Term Bond	7,780	7,981		1,596
New America Growth	93	132		3
Moderate Allocation	57	60		3

Morgan Stanley:
VIF Emerging Markets Equity	41,148	52,992		2,989
VIF Core Plus Fixed Income	105,036	114,347		9,757

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
	Alger				Federated
	American Growth		American Small Capitalization		Government Money Fund II
	2020	2019	2020	2019	2020	2019
Income:
Dividends	$ 60	$ -	$ 55	$ -	$ -	$ -

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	184	77	504	97	-	-
Net realized gain distributions	5,327	460	372	307	-	-

Net realized gains (losses)	5,511	537	876	404	-	-

Change in unrealized appreciation (depreciation)
during the year	11,256	4,803	2,025	973	-	-

Increase (decrease) in net assets from
operations	16,827	5,340	2,956	1,377	-	-

Contract transactions:
Payments received from contract owners	825	825	469	390	-	-
Transfers between subaccounts
(including fixed account), net	-	-	(1,770)	(110)	120	67
Transfers for contract benefits and
terminations	(43)	(42)	(21)	(18)	-	-
Contract maintenance charges	(611)	(491)	(794)	(710)	(39)	(101)

Net increase (decrease) in net assets
from contract transactions	171	292	(2,116)	(448)	81	(34)

Total increase (decrease) in net assets	16,998	5,632	840	929	81	(34)

Net assets at beginning of year	24,940	19,308	5,738	4,809	45	79

Net assets at end of year	$ 41,938	$ 24,940	$ 6,578	$ 5,738	$ 126	$ 45

Accumulation units:
Purchases	12	15	6	17	79	44
Withdrawals	(8)	(9)	(48)	(28)	(26)	(67)

Net increase (decrease) in units outstanding	4	6	(42)	(11)	53	(23)

Units outstanding at beginning of year	496	490	133	144	30	53

Units outstanding at end of year	500	496	91	133	83	30

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
	Federated (continued)		Fidelity
	Fund for U.S. Government Securities II		VIP Contrafund		VIP Equity Income
	2020	2019	2020	2019	2020	2019
Income:
Dividends	$ 1	$ 1	$ 131	$ 213	$ 1	$ 1

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	1	1	1,175	598	-	(9)
Net realized gain distributions	-	-	269	5,159	2	6

Net realized gains (losses)	1	1	1,444	5,757	2	(3)

Change in unrealized appreciation (depreciation)
during the year	-	-	12,833	6,499	-	25

Increase (decrease) in net assets from
operations	2	2	14,408	12,469	3	23

Contract transactions:
Payments received from contract owners	459	300	-	-	-	360
Transfers between subaccounts
(including fixed account), net	(110)	(68)	-	-	-	(1)
Transfers for contract benefits and
terminations	(20)	(14)	-	-	-	(15)
Contract maintenance charges	(319)	(226)	(4,017)	(3,715)	(2)	(455)

Net increase (decrease) in net assets
from contract transactions	10	(8)	(4,017)	(3,715)	(2)	(111)

Total increase (decrease) in net assets	12	(6)	10,391	8,754	1	(88)

Net assets at beginning of year	10	16	49,677	40,923	54	142

Net assets at end of year	$ 22	$ 10	$ 60,068	$ 49,677	$ 55	$ 54

Accumulation units:
Purchases	16	12	-	-	-	9
Withdrawals	(16)	(12)	(52)	(59)	-	(12)

Net increase (decrease) in units outstanding	-	-	(52)	(59)	-	(3)

Units outstanding at beginning of year	1	1	699	758	1	4

Units outstanding at end of year	1	1	647	699	1	1

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
	Fidelity (continued)		MFS

	VIP Index 500		Core Equity Portfolio		Emerging Growth Series
	2020	2019	2020	2019	2020	2019
Income:
Dividends	$ 3,087	$ 3,455	$ 1,329	$ 1,400	$ -	$ -

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	14,716	6,179	1,998	812	12	14
Net realized gain distributions	619	2,575	9,183	22,846	9	6

Net realized gains (losses)	15,335	8,754	11,181	23,658	21	20

Change in unrealized appreciation (depreciation)
during the year	12,955	34,875	18,598	23,849	7	18

Increase (decrease) in net assets from
operations	31,377	47,084	31,108	48,907	28	38

Contract transactions:
Payments received from contract owners	11,731	10,461	9,058	8,497	459	660
Transfers between subaccounts
(including fixed account), net	(23,539)	(4,073)	(29,266)	(7,169)	-	(1)
Transfers for contract benefits and
terminations	(1,051)	(2,056)	(1,071)	(1,885)	(20)	(29)
Contract maintenance charges	(12,802)	(12,732)	(10,006)	(9,766)	(371)	(798)

Net increase (decrease) in net assets
from contract transactions	(25,661)	(8,400)	(31,285)	(10,323)	68	(168)

Total increase (decrease) in net assets	5,716	38,684	(177)	38,584	96	(130)

Net assets at beginning of year	191,623	152,939	189,455	150,871	23	153

Net assets at end of year	$ 197,339	$ 191,623	$ 189,278	$ 189,455	$ 119	$ 23

Accumulation units:
Purchases	113	129	75	86	6	12
Withdrawals	(589)	(307)	(612)	(292)	(6)	(14)

Net increase (decrease) in units outstanding	(476)	(178)	(537)	(206)	-	(2)

Units outstanding at beginning of year	3,688	3,866	3,392	3,598	1	3

Units outstanding at end of year	3,212	3,688	2,855	3,392	1	1

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
	MFS (continued)				Pioneer

	High Yield Series		Research Series		Equity Income VCT
	2020	2019	2020	2019	2020	2019
Income:
Dividends	$ 453	$ 454	$ 1	$ 1	$ 191	$ 199

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(81)	(7)	7	5	(522)	(388)
Net realized gain distributions	-	-	6	7	315	3,432

Net realized gains (losses)	(81)	(7)	13	12	(207)	3,044

Change in unrealized appreciation (depreciation)
during the year	(31)	668	8	5	32	(1,420)

Increase (decrease) in net assets from
operations	341	1,115	22	18	16	1,823

Contract transactions:
Payments received from contract owners	360	480	459	300	360	360
Transfers between subaccounts
(including fixed account), net	356	176	1	-	545	102
Transfers for contract benefits and
terminations	(17)	(22)	(20)	(15)	(17)	(17)
Contract maintenance charges	(887)	(969)	(365)	(337)	(860)	(824)

Net increase (decrease) in net assets
from contract transactions	(188)	(335)	75	(52)	28	(379)

Total increase (decrease) in net assets	153	780	97	(34)	44	1,444

Net assets at beginning of year	8,485	7,705	23	57	8,639	7,195

Net assets at end of year	$ 8,638	$ 8,485	$ 120	$ 23	$ 8,683	$ 8,639

Accumulation units:
Purchases	39	24	8	7	29	21
Withdrawals	(47)	(35)	(7)	(8)	(27)	(30)

Net increase (decrease) in units outstanding	(8)	(11)	1	(1)	2	(9)

Units outstanding at beginning of year	262	273	1	2	207	216

Units outstanding at end of year	254	262	2	1	209	207

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
	Pioneer (continued)

	Fund VCT		Mid Cap Value VCT		Real Estate Shares VCT
	2020	2019	2020	2019	2020	2019
Income:
Dividends	$ 2	$ 1	$ 2,116	$ 2,309	$ 425	$ 586

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	17	(6)	(3,179)	(513)	(777)	(498)
Net realized gain distributions	37	33	5,637	10,928	6,288	7,373

Net realized gains (losses)	54	27	2,458	10,415	5,511	6,875

Change in unrealized appreciation (depreciation)
during the year	25	20	394	29,180	(7,724)	(1,308)

Increase (decrease) in net assets from
operations	81	48	4,968	41,904	(1,788)	6,153

Contract transactions:
Payments received from contract owners	1,376	900	9,948	9,277	1,065	1,065
Transfers between subaccounts
(including fixed account), net	(2)	(1)	1,922	3,192	746	(411)
Transfers for contract benefits and
terminations	(59)	(41)	(1,088)	(1,875)	(54)	(54)
Contract maintenance charges	(1,104)	(1,010)	(10,322)	(10,797)	(998)	(1,199)

Net increase (decrease) in net assets
from contract transactions	211	(152)	460	(203)	759	(599)

Total increase (decrease) in net assets	292	(104)	5,428	41,701	(1,029)	5,554

Net assets at beginning of year	68	172	188,524	146,823	27,535	21,981

Net assets at end of year	$ 360	$ 68	$ 193,952	$ 188,524	$ 26,506	$ 27,535

Accumulation units:
Purchases	42	32	469	174	35	17
Withdrawals	(34)	(37)	(444)	(175)	(20)	(26)
		-
Net increase (decrease) in units outstanding	8	(5)	25	(1)	15	(9)
		-
Units outstanding at beginning of year	2	7	3,510	3,511	393	402
		-		-		-
Units outstanding at end of year	10	2	3,535	3,510	408	393

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
	DWS

	Global Opportunities		International		Small Cap Index VIP
	2020	2019	2020	2019	2020	2019
Income:
Dividends	$ 1	$ -	$ 175	$ 161	$ 1	$ 1

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(11)	(37)	(112)	(93)	-	(24)
Net realized gain distributions	-	14	-	-	6	10

Net realized gains (losses)	(11)	(23)	(112)	(93)	6	(14)

Change in unrealized appreciation (depreciation)
during the year	44	63	157	1,047	6	40

Increase (decrease) in net assets from
operations	34	39	220	1,115	13	27

Contract transactions:
Payments received from contract owners	229	150	469	390	-	360
Transfers between subaccounts
(including fixed account), net	(2)	1	370	(11)	-	(1)
Transfers for contract benefits and
terminations	(10)	(7)	(21)	(18)	(1)	(15)
Contract maintenance charges	(226)	(211)	(756)	(718)	(2)	(447)

Net increase (decrease) in net assets
from contract transactions	(9)	(67)	62	(357)	(3)	(103)

Total increase (decrease) in net assets	25	(28)	282	758	10	(76)

Net assets at beginning of year	178	206	5,782	5,024	65	141

Net assets at end of year	$ 203	$ 178	$ 6,064	$ 5,782	$ 75	$ 65

Accumulation units:
Purchases	5	4	64	49	-	11
Withdrawals	(5)	(5)	(56)	(68)	-	(13)

Net increase (decrease) in units outstanding	-	(1)	8	(19)	-	(2)

Units outstanding at beginning of year	4	5	330	349	2	4
		-		-		-
Units outstanding at end of year	4	4	338	330	2	2

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
	T. Rowe Price

	Equity Income		International Stock		Limited-Term Bond
	2020	2019	2020	2019	2020	2019
Income:
Dividends	$ 3,971	$ 3,981	$ 1,002	$ 4,397	$ 142	$ 154

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(996)	723	2,832	719	30	6
Net realized gain distributions	4,056	11,054	7,793	7,843	-	-

Net realized gains (losses)	3,060	11,777	10,625	8,562	30	6

Change in unrealized appreciation (depreciation)
during the year	(4,469)	23,510	13,516	30,299	148	112

Increase (decrease) in net assets from
operations	2,563	39,268	25,143	43,258	320	272

Contract transactions:
Payments received from contract owners	9,230	8,498	9,770	9,669	2,670	2,670
Transfers between subaccounts
(including fixed account), net	2,230	2,300	(22,256)	1,109	340	477
Transfers for contract benefits and
terminations	(1,045)	(1,850)	(1,115)	(2,161)	(110)	(109)
Contract maintenance charges	(9,381)	(9,637)	(10,598)	(10,838)	(2,358)	(2,087)

Net increase (decrease) in net assets
from contract transactions	1,034	(689)	(24,199)	(2,221)	542	951

Total increase (decrease) in net assets	3,597	38,579	944	41,037	862	1,223

Net assets at beginning of year	187,405	148,826	197,431	156,394	7,119	5,896

Net assets at end of year	$ 191,002	$ 187,405	$ 198,375	$ 197,431	$ 7,981	$ 7,119

Accumulation units:
Purchases	520	153	243	326	171	144
Withdrawals	(492)	(168)	(1,184)	(419)	(147)	(98)

Net increase (decrease) in units outstanding	28	(15)	(941)	(93)	24	46

Units outstanding at beginning of year	3,803	3,818	7,708	7,801	337	291
		-
Units outstanding at end of year	3,831	3,803	6,767	7,708	361	337

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
	T. Rowe Price (continued)				Morgan Stanley

	New America Growth		Moderate Allocation		VIF Emerging Markets Equity
	2020	2019	2020	2019	2020	2019
Income:
Dividends	$ -	$ -	$ 1	$ 1	$ 686	$ 496

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	1	1	4	1	953	246
Net realized gain distributions	20	6	2	1	832	3,197

Net realized gains (losses)	21	7	6	2	1,785	3,443

Change in unrealized appreciation (depreciation)
during the year	20	18	3	3	4,569	4,562

Increase (decrease) in net assets from
operations	41	25	10	6	7,040	8,501

Contract transactions:
Payments received from contract owners	-	-	229	150	2,814	2,518
Transfers between subaccounts
(including fixed account), net	-	-	1	-	(5,391)	1,789
Transfers for contract benefits and
terminations	-	-	(10)	(7)	(297)	(350)
Contract maintenance charges	(4)	(3)	(182)	(167)	(3,192)	(3,059)

Net increase (decrease) in net assets
from contract transactions	(4)	(3)	39	(24)	(6,066)	898

Total increase (decrease) in net assets	37	22	49	(18)	974	9,399

Net assets at beginning of year	95	73	11	29	52,018	42,619

Net assets at end of year	$ 132	$ 95	$ 60	$ 11	$ 52,992	$ 52,018

Accumulation units:
Purchases	-	-	4	4	92	104
Withdrawals	-	-	(4)	(4)	(254)	(74)

Net increase (decrease) in units outstanding	-	-	-	-	(162)	30

Units outstanding at beginning of year	2	2	1	1	1,481	1,451

Units outstanding at end of year	2	2	1	1	1,319	1,481

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
	Morgan Stanley (Continued)

	VIF Core Plus Fixed Income
	2020	2019
Income:
Dividends	$ 3,024	$ 4,200

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	736	346
Net realized gain distributions	1,105	-

Net realized gains (losses)	1,841	346

Change in unrealized appreciation (depreciation)
during the year	3,137	5,928

Increase (decrease) in net assets from
operations	8,002	10,474

Contract transactions:
Payments received from contract owners	7,973	7,592
Transfers between subaccounts
(including fixed account), net	(460)	2,589
Transfers for contract benefits and
terminations	(390)	(2,597)
Contract maintenance charges	(8,447)	(7,937)

Net increase (decrease) in net assets
from contract transactions	(1,324)	(353)

Total increase (decrease) in net assets	6,678	10,121

Net assets at beginning of year	107,669	97,548

Net assets at end of year	$ 114,347	$ 107,669

Accumulation units:
Purchases	375	317
Withdrawals	(434)	(335)

Net increase (decrease) in units outstanding	(59)	(18)

Units outstanding at beginning of year	3,954	3,972

Units outstanding at end of year	3,895	3,954

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

1.	NATURE OF OPERATIONS

Companion Life Separate Account B (the “Separate Account”) was established by Companion Life Insurance Company (“Companion”) on August 27, 1996,  under  the laws of the  State of New  York,  and  is  registered  as  a unit  investment trust under the Investment Company Act of 1940, as amended.  The Separate Account is a funding vehicle for individual variable life contracts. The assets  of  the  Separate  Account  are  owned  by  Companion,  however,  the net assets of the Separate Account are clearly identified and distinguished from Companion’s other assets and liabilities.  The portion of the Separate Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Companion may conduct.

A contract owner of the Separate Account may allocate funds to the fixed income account, which are part of Companion’s general account, in addition to those subaccounts detailed below.  Interests in the fixed income account have not been registered under the Securities Act of 1933 and Companion has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions under such acts.

2.	SUBACCOUNTS

The Separate Account is divided into subaccounts for which accumulation units are separately maintained.  Each subaccount invests exclusively in shares of a corresponding mutual fund portfolio.  The available subaccounts with activity during 2020 or 2019 are:

Alger
Alger American Fund
Alger American Large Cap Growth Portfolio Class O (“American Growth”)
Alger American Small Cap Growth Portfolio Class O (“American Small Capitalization”)

Federated
Federated Insurance Series
Federated Hermes Government Money Market Fund II Portfolio (“Government Money Fund II”)
Federated Hermes Fund for U.S. Government Securities II Portfolio (“Fund for U.S. Government Securities II”)

Fidelity
Fidelity Variable Insurance Products Fund
Fidelity VIP Equity-Income Portfolio Initial Class (“VIP Equity Income”)

Fidelity Variable Insurance Products
Fidelity VIP Contrafund Portfolio Service Class (“VIP Contrafund”)
Fidelity VIP Index 500 Portfolio Initial Class (“VIP Index 500”)

MFS
MFS Variable Insurance Trust
MFS Core Equity Portfolio (“Core Equity Portfolio”)
MFS Growth Series Portfolio Initial Class (“Emerging Growth Series”)
MFS VIT II High Yield - Initial Class (“High Yield Series”)
MFS Research Series Portfolio Initial Class (“Research Series”)

Pioneer
Pioneer Variable Contracts Trust
Pioneer Equity Income VCT Portfolio Class II (“Equity Income VCT”)
Pioneer Fund VCT Portfolio Class II (“Fund VCT”)
Pioneer Mid Cap Value VCT Portfolio Class I (“Mid Cap Value VCT”)
Pioneer Real Estate Shares VCT Portfolio Class I (“Real Estate Shares VCT”)

DWS
DWS Variable Series I
DWS Global Opportunities VIP Class B (“Global Opportunities”)
DWS CROCI International VIP Class A (“International”)
DWS Investments VIT Funds
DWS Small Cap Index VIP Class A (“Small Cap Index VIP”)

T. Rowe Price
T. Rowe Price Equity Series, Inc.
T. Rowe Price Equity Income Portfolio (“Equity Income”)
T. Rowe Price New America Growth Portfolio (“New America Growth”)
T. Rowe Price Moderate Allocation Portfolio (“Moderate Allocation”)
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio (“International Stock”)
T. Rowe Price Fixed Income Series, Inc.
T. Rowe Price Limited-Term Bond Portfolio (“Limited-Term Bond”)

Morgan Stanley
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I (“VIF Emerging Markets Equity”)
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I (“VIF Core Plus Fixed Income”)

Effective September 1, 2020, “MFS VIT II Strategic Income Initial Class” was renamed “MFS VIT II Income Initial Class”.

Effective April 27, 2020, “Federated Fund US Govt Sec II” was renamed “Federated Hermes Fund for US Govt Sec II”.

Effective April 27, 2020, “Federated Government Money II” was renamed “Federated Hermes Government Money Fund II”.

Effective May 1, 2019, "T. Rowe Price Personal Strategy Balanced Portfolio" was renamed "T. Rowe Price Moderate Allocation Portfolio".
These subaccounts are available but are not shown on the statements due to not having any activity in 2020 and 2019:

MFS VIT II Income Initial Class (“Income Series II”)
Fidelity VIP Asset Manager: Growth Portfolio Initial Class (“VIP Asset Manager: Growth”)
DWS Growth and Income VIP Class B (“Growth and Income”)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and disclosures of assets at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year.  Actual results could differ from those estimates.  The most significant estimates and assumptions include those used in investment valuation in the absence of quoted market prices.

The World Health Organization declared the spread of the COVID-19 virus as a pandemic on March 11, 2020. The pandemic and actions taken against it globally in response have disrupted business activities throughout the world through 2020 and will continue into 2021. As events and responses continue to rapidly evolve, it is not possible to reliably estimate the severity of these events on the Separate Account’s future financial statements. Management believes it has the ability to sustain its operations, maintain adequate liquidity and capital levels, and meet all obligations of policyholders as of the date these financial statements were issued.

Security Valuation and Related Investment Income - Investments are made in the portfolios of the Separate Account and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value.  Transactions are recorded on a trade date basis.  Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.  Realized gains and losses on the sales of investments are determined based on the average cost of investments sold.

The investments of the Separate Account and Companion Life Separate Account C are jointly held in accounts with the investment managers.

Federal Income Taxes - Net taxable income or loss of the subaccounts of the Separate Account are included in the federal taxable income of Companion, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”).  Under current provisions of the IRC, Companion does not expect to incur federal income taxes on the earnings of the subaccounts of the Separate Account to the extent that earnings are credited under the contracts.  Based on this, no charge is being made currently to the subaccounts of the Separate Account for federal income taxes.  A charge may be made in future years for any federal income taxes that would be attributable to the contracts in the event of changes in the tax law.

As of December 31, 2020, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase or decrease within 12 months of the reporting date.  The statute of limitations has closed on all years through 2016.  Therefore, the years after 2016 remain subject to audit by federal and state tax jurisdictions.

Fair Value Measurements - Current fair value guidance requires financial instruments measured at fair value to be categorized into a three-level classification.  The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management.  The valuation criteria is summarized as follows:

	Level 1 -	Inputs are unadjusted and represent quoted prices in active markets for identical assets at the measurement date.

	Level 2 -	Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset through correlation with market data at the measurement date.

Level 3 -
Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date.  Financial assets presented at fair value and categorized as Level 3 are generally those that are valued using unobservable inputs.

Each subaccount invests in shares of mutual funds, which calculate a daily net asset value based on the value of the underlying securities in the portfolio.  As such, the investments held in the Separate Account were valued using Level 2 inputs as defined by the applicable fair value guidance.

Payments Received from Contract Owners - In the Statement of Operations and Changes in Net Assets, the line item “Payments received from contract owners”  includes both deposits received from policyholders and net gains and losses resulting from the timing of executed trades.

Subsequent Events - Subsequent events have been evaluated through April 23, 2021, the date these financial statements were issued.

4.	ACCOUNT CHARGES
Contract Maintenance Charges:

Cost of Insurance Charge - The cost of insurance charge is based upon the age, sex, risk and rate class of the insured, the specific amount of insurance coverage and the length of time the contract has been inforce, and is assessed through the redemption of units.

Surrender Charge - Upon a total surrender, partial withdrawal, or if the contract’s current specified amount of insurance coverage is decreased, Companion may deduct a surrender charge from the accumulation value based upon the amount of the decrease, issue age of contract owner, risk and rate class, and duration the contract has been inforce.

Transfer Fees - A transfer fee of $10 may be imposed for any non-systematic transfer in excess of twelve per contract year.  The transfer fee is deducted from the amount transferred on the date of the transfer.

Administrative Charges - Companion deducts a monthly charge through the redemption of units as compensation for the mortality and expense risks assumed by Companion. This charge is equal to an annual rate of 0.70% of the accumulation value, decreasing to 0.55% of accumulation value (0.15% of accumulation value in excess of $25,000) after ten years. Companion guarantees that the mortality and expense charge will not increase above these levels.  Companion also deducts an administrative charge on each monthly deduction date of $7.  This charge is assessed through the redemption of units.

Cost of Riders - Riders are available at a cost based on insured’s age, sex, risk and rate class and benefit amount. These riders include additional insured, accidental death benefit and disability rider.  A paid-up life insurance rider is available at a cost of 3% of the accumulation value on the date exercised.  These charges are assessed through the redemption of units.

5.	PURCHASES AND SALES OF INVESTMENTS
	The aggregate cost of net daily purchases and proceeds from net daily sales of investments for the year ended December 31, 2020, were as follows:

		Purchases	Sales
	Alger
	American Growth	$ 679	$ 508
	American Small Capitalization	344	2,460

	Federated
	Government Money Fund II	120	39
	Fund for U.S. Government Securities II	431	421

	Fidelity
	VIP Contrafund	-	4,017
	VIP Equity Income	-	2
	VIP Index 500	5,807	31,468

	MFS
	Core Equity Portfolio	4,130	35,415
	Emerging Growth Series	432	364
	High Yield Series	1,271	1,459
	Research Series	432	357

	Pioneer
	Equity Income VCT	1,020	992
	Fund VCT	1,294	1,083
	Mid Cap Value VCT	21,782	21,322
	Real Estate Shares VCT	1,977	1,218

	DWS
	Global Opportunities	216	225
	International	928	866
	Small Cap Index VIP	-	3

	T. Rowe Price
	Equity Income	21,854	20,820
	International Stock	5,764	29,963
	Limited-Term Bond	3,696	3,154
	New America Growth	-	4
	Moderate Allocation	217	178

	Morgan Stanley
	VIF Emerging Markets Equity	2,758	8,824
	VIF Core Plus Fixed Income	10,708	12,032

6.	ADMINISTRATION OF THE SEPARATE ACCOUNT

Companion has an administrative services agreement with Security Benefit Life Insurance Company (“Security Benefit”) to perform administrative functions on behalf of Companion with respect to the contracts comprising the Separate Account.

7.	REINSURANCE ARRANGEMENTS

Companion has a reinsurance agreement to cede to Security Benefit, on a modified coinsurance basis, certain Companion rights, liabilities and obligations in the Separate Account. The ceding of this business does not discharge Companion from its primary legal liability to a contract owner.

8.	FINANCIAL HIGHLIGHTS
	A summary of units, unit values, and net assets at December 31 and investment income ratio, expense ratio and total return for the years ended December 31 follows:
		At December 31			For the years ended December 31
		Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
	Alger
	American Growth - 2020	500	83.93	$ 41,938	0.18%	0.00%	67.03%
	American Growth - 2019	496	50.25	24,940	0.00%	0.00%	27.44%
	American Growth - 2018	490	39.43	19,308	0.00%	0.00%	2.20%
	American Growth - 2017	517	38.58	19,962	0.00%	0.00%	28.47%
	American Growth - 2016	509	30.03	15,279	0.00%	0.00%	-0.83%

	American Small Capitalization - 2020	91	72.16	6,578	0.89%	0.00%	67.15%
	American Small Capitalization - 2019	133	43.17	5,738	0.00%	0.00%	29.33%
	American Small Capitalization - 2018	144	33.38	4,809	0.00%	0.00%	1.43%
	American Small Capitalization - 2017	344	32.91	11,320	0.00%	0.00%	28.76%
	American Small Capitalization - 2016	373	25.56	9,527	0.00%	0.00%	6.23%

	Federated
	Government Money Fund II - 2020	83	1.52	126	0.00%	0.00%	0.66%
	Government Money Fund II - 2019	30	1.51	45	0.00%	0.00%	1.34%
	Government Money Fund II - 2018	53	1.49	79	0.59%	0.00%	1.36%
	Government Money Fund II - 2017	408	1.47	600	0.37%	0.00%	0.00%
	Government Money Fund II - 2016	319	1.47	467	0.00%	0.00%	0.00%

	Fund for U.S. Government Securities II - 2020	1	25.92	22	6.25%	0.00%	5.19%
	Fund for U.S. Government Securities II - 2019	1	24.64	10	7.69%	0.00%	5.93%
	Fund for U.S. Government Securities II - 2018	1	23.26	16	3.42%	0.00%	0.43%
	Fund for U.S. Government Securities II - 2017	9	23.16	218	2.71%	0.00%	1.94%
	Fund for U.S. Government Securities II - 2016	23	22.72	521	2.80%	0.00%	1.61%

	Fidelity
	VIP Contrafund - 2020	647	92.83	60,068	0.24%	0.00%	30.56%
	VIP Contrafund - 2019	699	71.10	49,677	0.47%	0.00%	31.59%
	VIP Contrafund - 2018	758	54.03	40,923	0.71%	0.00%	-6.38%
	VIP Contrafund - 2017	948	57.71	54,693	1.01%	0.00%	21.88%
	VIP Contrafund - 2016	1,013	47.35	47,959	0.79%	0.00%	8.01%

	VIP Equity Income - 2020	1	45.53	55	1.83%	0.00%	6.70%
	VIP Equity Income - 2019	1	42.67	54	1.02%	0.00%	27.45%
	VIP Equity Income - 2018	4	33.48	142	1.40%	0.00%	-8.30%
	VIP Equity Income - 2017	12	36.51	430	1.16%	0.00%	12.89%
	VIP Equity Income - 2016	29	32.34	946	1.77%	0.00%	18.03%

	VIP Index 500 - 2020	3,212	61.43	197,339	1.59%	0.00%	18.23%
	VIP Index 500 - 2019	3,688	51.96	191,623	2.01%	0.00%	31.38%
	VIP Index 500 - 2018	3,866	39.55	152,939	1.96%	0.00%	-4.49%
	VIP Index 500 - 2017	4,453	41.41	184,404	1.74%	0.00%	21.69%
	VIP Index 500 - 2016	5,176	34.03	176,106	1.47%	0.00%	11.87%

	At December 31			For the years ended December 31
	Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
MFS
Core Equity Portfolio 2020	2,855	66.30	$ 189,278	0.70%	0.00%	18.71%
Core Equity Portfolio 2019	3,392	55.85	189,455	0.82%	0.00%	33.20%
Core Equity Portfolio 2018	3,598	41.93	150,871	0.73%	0.00%	-3.83%
Core Equity Portfolio 2017	4,195	43.60	182,912	0.92%	0.00%	24.82%
Core Equity Portfolio 2016	4,718	34.93	164,821	0.75%	0.00%	11.38%

Emerging Growth Series - 2020	1	85.59	119	0.00%	0.00%	31.86%
Emerging Growth Series - 2019	1	64.91	23	0.00%	0.00%	38.14%
Emerging Growth Series - 2018	3	46.99	153	0.00%	0.00%	2.67%
Emerging Growth Series - 2017	21	45.77	965	0.09%	0.00%	31.41%
Emerging Growth Series - 2016	38	34.83	1,306	0.07%	0.00%	2.44%

High Yield Series - 2020	254	34.00	8,638	5.29%	0.00%	5.10%
High Yield Series - 2019	262	32.35	8,485	5.61%	0.00%	14.80%
High Yield Series - 2018	273	28.18	7,705	5.78%	0.00%	-3.09%
High Yield Series - 2017	288	29.08	8,364	6.51%	0.00%	6.72%
High Yield Series - 2016	287	27.25	7,824	12.45%	0.00%	13.83%

Research Series - 2020	2	56.29	120	1.40%	0.00%	16.59%
Research Series - 2019	1	48.28	23	2.50%	0.00%	32.97%
Research Series - 2018	2	36.31	57	0.03%	0.00%	-4.37%
Research Series - 2017	154	37.97	5,848	1.38%	0.00%	23.36%
Research Series - 2016	157	30.78	4,845	0.79%	0.00%	8.72%

Income Series II - 2020	-	-	-	0.00%	0.00%	0.00%
Income Series II - 2019	-	-	-	0.00%	0.00%	0.00%
Income Series II - 2018 - January 1, 2018 - June 5, 2018	-	27.57	-	0.00%	0.00%	-2.34%
Income Series II - 2017	3	28.23	97	2.29%	0.00%	6.25%
Income Series II - 2016	9	26.57	252	2.15%	0.00%	8.23%

Pioneer
Equity Income VCT - 2020	209	41.63	8,683	2.21%	0.00%	-0.26%
Equity Income VCT - 2019	207	41.74	8,639	2.51%	0.00%	25.23%
Equity Income VCT - 2018	216	33.33	7,195	2.22%	0.00%	-8.76%
Equity Income VCT - 2017	236	36.53	8,605	1.46%	0.00%	15.16%
Equity Income VCT - 2016	243	31.72	7,698	2.56%	0.00%	19.52%

Fund VCT - 2020	10	37.75	360	0.93%	0.00%	23.93%
Fund VCT - 2019	2	30.46	68	0.83%	0.00%	31.07%
Fund VCT - 2018	7	23.24	172	0.51%	0.00%	-1.73%
Fund VCT - 2017	76	23.65	1,787	1.00%	0.00%	21.34%
Fund VCT - 2016	72	19.49	1,399	1.08%	0.00%	9.62%

Mid Cap Value VCT - 2020	3,535	54.86	193,952	1.11%	0.00%	2.12%
Mid Cap Value VCT - 2019	3,510	53.72	188,524	1.38%	0.00%	28.46%
Mid Cap Value VCT - 2018	3,511	41.82	146,823	0.75%	0.00%	-19.34%
Mid Cap Value VCT - 2017	3,736	51.85	193,740	0.79%	0.00%	13.16%
Mid Cap Value VCT - 2016	3,952	45.82	181,086	0.72%	0.00%	16.56%

Real Estate Shares VCT - 2020	408	65.00	26,506	1.57%	0.00%	-7.34%
Real Estate Shares VCT - 2019	393	70.15	27,535	2.37%	0.00%	28.15%
Real Estate Shares VCT - 2018	402	54.74	21,981	2.80%	0.00%	-7.24%
Real Estate Shares VCT - 2017	401	59.01	23,642	2.57%	0.00%	3.51%
Real Estate Shares VCT - 2016	396	57.01	22,593	3.36%	0.00%	6.07%

	At December 31			For the years ended December 31
	Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
DWS
Global Opportunities - 2020	4	54.93	$ 203	0.52%	0.00%	16.92%
Global Opportunities - 2019	4	46.98	178	0.00%	0.00%	21.08%
Global Opportunities - 2018	5	38.80	206	0.00%	0.00%	-20.74%
Global Opportunities - 2017	12	48.95	576	0.00%	0.00%	19.59%
Global Opportunities - 2016	12	40.93	503	0.20%	0.00%	1.34%

International - 2020	338	17.96	6,064	2.95%	0.00%	2.57%
International - 2019	330	17.51	5,782	2.98%	0.00%	21.77%
International - 2018	349	14.38	5,024	1.06%	0.00%	-14.35%
International - 2017	351	16.79	5,896	7.20%	0.00%	21.93%
International - 2016	392	13.77	5,404	13.35%	0.00%	0.73%

Small Cap Index VIP - 2020	2	46.87	75	1.43%	0.00%	19.44%
Small Cap Index VIP - 2019	2	39.24	65	0.97%	0.00%	25.21%
Small Cap Index VIP - 2018	4	31.34	141	0.69%	0.00%	-11.22%
Small Cap Index VIP - 2017	12	35.30	440	1.10%	0.00%	14.31%
Small Cap Index VIP - 2016	33	30.88	1,009	1.13%	0.00%	21.05%

T. Rowe Price
Equity Income - 2020	3,831	49.86	191,002	2.10%	0.00%	1.20%
Equity Income - 2019	3,803	49.27	187,405	2.37%	0.00%	26.40%
Equity Income - 2018	3,818	38.98	148,826	2.17%	0.00%	-9.50%
Equity Income - 2017	4,255	43.07	183,278	1.69%	0.00%	16.00%
Equity Income - 2016	4,633	37.13	172,003	2.27%	0.00%	19.20%

International Stock - 2020	6,767	29.32	198,375	0.51%	0.00%	14.44%
International Stock - 2019	7,708	25.62	197,431	2.49%	0.00%	27.78%
International Stock - 2018	7,801	20.05	156,394	1.48%	0.00%	-14.21%
International Stock - 2017	7,984	23.37	186,560	1.11%	0.00%	27.91%
International Stock - 2016	8,975	18.27	163,989	1.10%	0.00%	2.12%

Limited-Term Bond - 2020	361	22.12	7,981	1.88%	0.00%	4.69%
Limited-Term Bond - 2019	337	21.13	7,119	2.37%	0.00%	4.35%
Limited-Term Bond - 2018	291	20.25	5,896	2.04%	0.00%	1.20%
Limited-Term Bond - 2017	341	20.01	6,833	1.47%	0.00%	1.06%
Limited-Term Bond - 2016	265	19.80	5,249	1.90%	0.00%	1.33%

New America Growth - 2020	2	84.92	132	0.00%	0.00%	44.37%
New America Growth - 2019	2	58.82	95	0.00%	0.00%	34.94%
New America Growth - 2018	2	43.59	73	0.00%	0.00%	1.16%
New America Growth - 2017	2	43.09	75	0.00%	0.00%	34.40%
New America Growth - 2016	2	32.06	58	0.00%	0.00%	1.33%

Moderate Allocation - 2020	1	54.26	60	2.82%	0.00%	14.52%
Moderate Allocation - 2019	1	47.38	11	5.00%	0.00%	19.83%
Moderate Allocation - 2018	1	39.54	29	1.23%	0.00%	-5.09%
Moderate Allocation - 2017	7	41.66	296	1.52%	0.00%	17.42%
Moderate Allocation - 2016	6	35.48	230	1.86%	0.00%	6.45%

	At December 31			For the years ended December 31
	Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Morgan Stanley
VIF Emerging Markets Equity - 2020	1,319	40.19	$ 52,992	1.31%	0.00%	14.44%
VIF Emerging Markets Equity - 2019	1,481	35.12	52,018	1.05%	0.00%	19.62%
VIF Emerging Markets Equity - 2018	1,451	29.36	42,619	0.45%	0.00%	-17.48%
VIF Emerging Markets Equity - 2017	1,430	35.58	50,866	0.77%	0.00%	35.08%
VIF Emerging Markets Equity - 2016	1,654	26.34	43,559	0.52%	0.00%	6.73%

VIF Core Plus Fixed Income - 2020	3,895	29.36	114,347	2.72%	0.00%	7.82%
VIF Core Plus Fixed Income - 2019	3,954	27.23	107,669	4.09%	0.00%	10.87%
VIF Core Plus Fixed Income - 2018	3,972	24.56	97,548	2.56%	0.00%	-0.65%
VIF Core Plus Fixed Income - 2017	4,260	24.72	105,325	2.95%	0.00%	6.23%
VIF Core Plus Fixed Income - 2016	4,455	23.27	103,658	1.84%	0.00%	6.11%

*These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the distribution of dividends by the underlying portfolio in which the subaccount invests.

**These ratios represent the annualized contract expenses of the Separate Account for each year indicated. The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.  There were no expenses that resulted in a direct reduction to unit values.

***These ratios represent the total return for the period indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.  Investment options with a date notation indicate the effective date of that investment option in the Separate Account.  The total return is calculated for each year indicated or from the effective date through the end of the reporting year or liquidation date.